UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Exchange Act of 1934

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Thor Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THOR INDUSTRIES

THE STRENGTH OF THOR INDUSTRIES

2016

Notice of 2016 Annual Meeting
of Shareholders and Proxy Statement

Letter from the Board of

Directors

Dear Fellow Shareholders of Thor Industries:

As the custodians of your Company, we appreciate the opportunity to report our Fiscal Year 2016 results in this year’s Proxy Statement. In our role as the Board of Directors, our mission is to focus on the consistency of your Company’s performance over the long-term and to ensure the creation of shareholder value by guiding and overseeing Management in the execution of its strategic vision. In so doing, we focus our efforts on risk management, talent development, succession planning, and Thor’s commitment to its culture of ethics and compliance.

In 2016, Thor continued its streak of delivering record results in both sales and profitability. In doing so, Thor maintained its unbroken streak of profitability since its inception in 1980. Continuing Operations surpassed its previous records in both sales and earnings by 14.4% and 27.7%, respectively. Management continued to deliver upon its strategic plan and not only set records for Fiscal Year 2016, but also made major investments in the future to support its mission of long-term value creation.

Over the course of our Fiscal Year 2016, Thor successfully integrated the operations of its first vendor acquisition, Postle Aluminum Company. Management’s attention to this process and the outstanding performance of Postle’s management team drove its success.

Late in our fiscal year, Thor acquired Jayco, a major competitor and long-time industry leader. According to Statistical Surveys, this acquisition established Thor as the industry market share leader in both the towable and motorized segments. Our decentralized model ensures that Jayco will continue to compete against its sister companies and offers the necessary entrepreneurial challenges to each of our subsidiaries to continue to drive industry-leading innovation. We believe that Thor can support Jayco in such a way as to maximize its long-term growth and drive increased value to our Shareholders.

As part of the Jayco transaction, Thor took on debt for the first time in its modern history. As a long-time holder of the view that minimal or no debt is preferred in our cyclical industry, Thor also announced an aggressive payoff plan by which it anticipates retiring the entire indebtedness within three (3) years of the date of the closing of the Jayco deal.

In the wake of the Jayco deal, questions over whether Thor was done growing through acquisition abounded. The answer is no. Thor’s Management team has a unique talent at identifying opportunities, and then managing those opportunities into becoming significant contributors to the long-term growth of your Company. Rest assured, neither this Board nor our Management team sees any hard stop to our acquisition strategy, which has long been a centerpiece to our strategic growth plan. We will remain disciplined in our strategy of growing both organically and through acquisitions that fit within our strategic vision of the Company. In addition to the Jayco acquisition, Thor acquired multiple facilities to better position it to meet the already high yet increasing demand for its subsidiaries’ products. As a result of these capital allocation decisions, we are well positioned to continue our outstanding performance provided that our general economy can remain steady.

The successful performance of your Company drove outstanding shareholder return in Fiscal Year 2016 as we saw the markets begin to appreciate the value of your Company more accurately than they did last year. We are proud of our decision to continue our history of annual dividend increases as we recently announced a 10% increase in our quarterly dividend for our first quarter Fiscal Year 2017. We believe that our performance and our positioning for the future provide great reason for optimism amongst our fellow shareholders.

In this year’s Proxy Statement, in addition to the recurring voting matters, we solicit your favorable support for our new Thor Industries, Inc. 2016 Equity and Incentive Plan that will authorize the issuance of 2,000,000 shares of Common Stock to be used, over time, as a compensation to our key managers. Our last Plan dates back to 2010, and per applicable rules, it is time to approve a new plan. As it is a vital tool for our ability to attract and retain key talent in our people-driven industry, we strongly encourage each of you to vote in favor of the Plan.

We thank you—our Shareholders—for the trust and confidence that each of you place in Thor, and we hope to see you at the Meeting.

The Board of Directors of Thor Industries, Inc.

Notice of 2016 Annual Meeting & Proxy Statement    |  1

Letter from the Executive Chairman of the Board

October 27, 2016

Dear Fellow Shareholders:

I am pleased to invite you to attend our Annual Meeting of Shareholders that will be held on December 9, 2016, at 1:00 p.m., Eastern Standard Time, at the Park Avenue Armory, 643 Park Avenue, New York, NY 10065. We hope that you will attend our Meeting. In the event that you cannot attend, we strongly urge you to vote your shares by following the instructions on the included Notice card.

Thor Industries values the input of its Shareholders tremendously. Your vote, every vote, is important to us. Please take the time to review our Proxy Statement and submit your votes. I thank you for your support of our Company.

Sincerely,

Peter B. Orthwein

Executive Chairman of the Board

2  |  Notice of 2016 Annual Meeting & Proxy Statement

Notice of Annual Meeting

Notice Of Annual Meeting Of Shareholders of Thor Industries, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Thor Industries, Inc. Annual Meeting of Shareholders to be Held on December 9, 2016

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

DATE

December 9, 2016

TIME

1:00 p.m.

PLACE

Park Avenue Armory, 643 Park Avenue, New York, NY 10065

AGENDA
•	Item 1	—	Election of directors named in the Proxy Statement;
•	Item 2	—	Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our Fiscal Year 2017;
•	Item 3	—	Advisory vote to approve named executive officer compensation;
•	Item 4	—	Approval of the Thor Industries, Inc. 2016 Equity and Incentive Plan; and
•	Item 5	—	Transaction of other business that may properly come before the Meeting.

The Board of Directors

recommends a vote “FOR”

items 1,2,3, and 4.

Record Date

You are entitled to vote at the Meeting if you were a holder of record of Thor Industries, Inc. stock, $0.10 par value (“Common Stock”), at the close of business on October 14, 2016. At the close of business on that date, 52,586,041 shares of our Common Stock were outstanding and entitled to vote.

Proxy Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please submit your vote as soon as possible so that your shares may be represented at our Meeting. You may submit your vote by internet or telephone. You may also vote by mail by requesting a paper copy of the materials which will include a proxy card or voting instruction form.

Admission

If you plan to attend the Annual Meeting, you will be required to present photo identification and verification of the amount of shares held as of October 14, 2016, to gain access to the meeting.

By Order of the Board of Directors,

Todd Woelfer

Senior Vice President, General Counsel, and Corporate Secretary

October 27, 2016

Notice to Shareholders: Our 2016 Proxy Statement and Annual Report on Form 10-K are available free of charge on our website at www.thorindustries.com.

Notice of 2016 Annual Meeting & Proxy Statement    |  3

Proxy Summary

This summary highlights certain information contained in our Fiscal Year 2016 Proxy Statement. While it does not contain all of the information in this Proxy Statement, it provides an overview of the information discussed herein. You should carefully review the entire Proxy Statement before voting.

Voting Matters	Board Recommendation
PROPOSAL 1: Election of Directors

Peter B. Orthwein: Mr. Orthwein is a co-founder of our Company and currently serves as Executive Chairman of the Board. He has served as a director since its founding in 1980. Prior to serving as Executive Chairman, Mr. Orthwein served as our Chairman and Chief Executive Officer. Mr. Orthwein has also served as our Vice Chairman and Treasurer previously. Mr. Orthwein’s extensive experience with our Company and the industry as a whole make him an asset to our Board.

“FOR”

Robert W. Martin: Mr. Martin currently serves as the President and Chief Executive Officer of our Company. He served as President and Chief Operating Officer from August 2012 to July 2013. Mr. Martin served as President of our RV Group as well as Executive Vice President and Chief Operating Officer of Keystone RV as well as various other positions at Keystone RV. Mr. Martin’s extensive experience with our Company and the RV industry as a whole make him an asset to our Board.

“FOR”

James Ziemer: Mr. Ziemer has been a director since 2010. He was the President, Chief Executive Officer, and a director of Harley-Davidson, Inc. from 2005 to 2009. Mr. Ziemer held various positions at Harley- Davidson from 1969 to 2009 including positions in manufacturing, engineering, accounting, parts and accessories, and finance. He is a director of Textron, Inc. Mr. Ziemer’s substantial management experience and his financial expertise and training make him an asset to our Board.

“FOR”
PROPOSAL 2: Ratification Of Appointment Of Independent Registered Accounting Firm For Fiscal Year 2017	“FOR”

PROPOSAL 3: Non-Binding Advisory Vote To Approve The Compensation Of Our Named Executive Officers (“NEOs”)	“FOR”

PROPOSAL 4: Approval Of The Thor Industries, Inc. 2016 Equity And Incentive Plan	“FOR”

4  |  Notice of 2016 Annual Meeting & Proxy Statement

Proxy Summary

Business Highlights

In Fiscal Year 2016, Management’s continued execution of our strategic plan produced a year of record performance for Thor. We set record levels for sales from continuing operations as we surpassed $4.58 billion in sales. Our top line drove records in both net income and earnings per share.

During the year, we acquired Jayco, a manufacturer of both towable and motorized RVs. This acquisition will drive significant top and bottom line growth.

Our one-year Total Shareholder Return was just over 39%, putting us near the top of peer group.

Strong Market Presence Maintaining our share in an aggressively growing market.

*According to Statistical Surveys, Inc., for the six months ended June 30, 2016, combined U.S. and Canada, excluding Jayco

Growing Gross Margins Company-wide efforts to improve our efficiency and purchasing discipline drove improved margins in a hyper-competitive environment.

Gross Margin*

* includes one month of Jayco operations for Fiscal Year 2016

Record Earnings Management’s dedication to our Strategic Plan drives record earnings.
Net Income (Continuing Operations)* *includes one month of Jayco operations for Fiscal Year 2016

Notice of 2016 Annual Meeting & Proxy Statement | 5

ProxySummary

Business Highlights

5 Years of Increased Regular Dividends

Thor exists for our Shareholders. It is our ultimate mission to return value to our Shareholders. To that end, Thor has increased its dividends each of the last 5 years and recently announced a 10% increase in the dividend awarded in the first quarter of Fiscal Year 2017.

  Regular Dividends per Share

Cash Generation We have a strong history of consistent cash generation and Fiscal Year 2016 was no exception.

  Cash Generated by Operations*

* includes one month of Jayco operations for Fiscal Year 2016

Sales Growth The combination of the execution of our strategic plan with support of strong tailwinds of our industry drove record top-line performance.

  Net Sales (Continuing Operations)*

* includes one month of Jayco operations for Fiscal Year 2016

6  |  Notice of 2016 Annual Meeting & Proxy Statement

Proxy Summary

Compensation Highlights

Alignment Between Pay and Performance.

Since its inception, Thor has utilized a compensation plan heavily reliant upon variable incentives determined by the Company’s net profit before tax (“NBT”), resulting in a strong linkage between pay and performance. The impact of this compensation plan upon our performance over the years is undeniable and, for this reason, the Company remains confident that it offers the best pay plan to drive performance and aligns CEO pay with our earnings better than alternative plans.

In Fiscal Year 2016, a predominant percentage of our CEO and other Named Executive Officers pay was variable incentive pay as demonstrated by the following charts:

Fiscal Year 2016 Compensation Breakdown

Key Compensation Actions Taken in Fiscal Year 2016

•	No increase in base salary or incentive metrics for our CEO, Mr. Martin

•	Decrease in base and incentive compensation for our Executive Chairman, Mr. Orthwein, a decision made in light of his strong equity position in the Company and made despite his continued outstanding performance

•	Increase in base salary for our Vice President of Administration and Human Resources, Mr. Julian, to recognize an expansion in his responsibilities, to award him for outstanding performance, and to better align his pay to benchmarks

•	Increase in base salary for our Senior Vice President and Chief Financial Officer, Mrs. Zuhl, to better align her pay to benchmarks and recognize her outstanding performance

•	Use of compensation advisory firm, Willis Towers Watson, for benchmarking

•	Instituted a “double trigger” on all Change in Control obligations arising from grants issued in or after Fiscal Year 2016

Notice of 2016 Annual Meeting & Proxy Statement    |  7

Proxy Summary

Governance Highlights

Good corporate governance is essential to the continued long-term success of our business. The following list identifies certain governance practices at Thor in Fiscal Year 2016:

•	Increased Shareholder and Advisory Firm Engagement

•	6 of our 8 Directors are Independent

•	Independent Lead Director

•	Annual Board Self Assessment

•	Independent Directors Meet Without Management Present
•	“No Fault” Return of Incentive Compensation when Financial Restatement is Required

•	Disclosure of Company Governance Guidelines

•	Anti-Hedging, Short Sale, and Pledging Policies

•	No Directors Serve on Excessive Number of Outside Boards

•	Appropriate Mix of Lesser and Longer Tenured Board Members

•	Bifurcated Chairman and CEO Roles

•	Board Committees Comprised Entirely of Independent Members of the Board
•	Executives Do Not Sit on Outside For- Profit Boards

•	All Current Directors Attended 97% of Board and Committee Meetings In Fiscal Year 2016

•	Board Committees Possess Right to Hire Advisors

•	No Poison Pill or Similar Feature

•	Share Ownership and Retention Guidelines for Directors (increased in Fiscal Year 2015) and Officers

•	Added Double Trigger Control to 2010 Plan

8  |  Notice of 2016 Annual Meeting & Proxy Statement

Proxy Summary

P 03	Board Recommendations
P 03	Notice of Annual Meeting
P 10	Voting Instructions and Information

Election of Directors

P 12	Proposal 1 – Election of Directors
P 13	Director Nominees
P 14	Current Directors Not Up for Re-Election
P 17	Corporate Governance
P 17	Board Risk Oversight
P 18	Shareholder Communications
P 19	Director Compensation

Ratification of Independent Auditors

P 21	Proposal 2 – Ratification of Independent Registered Public Accounting Firm
P 22	Report of Audit Committee

Advisory Vote to Approve Named Executive Officer Compensation and CD&A

P 23	Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation
P 24	CD&A Summary
P 27	Our Compensation Philosophy
P 30	Our NEO Compensation for Fiscal Year 2016
P 32	Severance Plans and Change in Control Agreements
P 33	How We Make Compensation Decisions
P 34	Our Peer Group
P 37	Report of the Compensation and Development Committee
P 39	Summary Compensation Table
P 40	Grants of Plan-Based Awards
P 41	Executive Employment Agreement
P 41	Summary of Equity Compensation Plan
P 43	Outstanding Equity Awards at 2016 Fiscal Year-End
P 44	Option Exercises and Shares Vested in Fiscal Year 2016
P 44	Non-Qualified Deferred Compensation for Fiscal Year 2016
P 45	Summary of Deferred Compensation Plan

Approval of the Thor Industries, Inc. 2016 Equity and Incentive Plan

P 46	Proposal 4 – Approval of the Thor Industries, Inc. 2016 Equity and Incentive Plan
A-1	Appendix A – Thor Industries, Inc. 2016 Equity and Incentive Plan

P 52	Ownership of Common Stock
P 54	Additional Corporate Governance Matters
P 54	Certain Relationships and Transactions with Management

Proxy Statement

This Proxy Statement is provided in connection with the solicitation of proxies, by order of the Board of Directors (the “Board” or “Board of Directors”) of Thor Industries, Inc. (the “Company” or “Thor”), to be used at the 2016 Annual Meeting of the Shareholders of the Company. The proxy card or voting instruction form represents your holdings of Common Stock of the Company. We expect that, on or after October 27, 2016, this Proxy Statement will be available through the Internet.

Notice of 2016 Annual Meeting & Proxy Statement    |  9

Voting Instructions and

Information

General Information About Our Annual Meeting

A copy of this Proxy Statement and our Annual Report for the fiscal year ended July 31, 2016 (“Fiscal Year 2016”), will be sent to any Shareholder by requesting a copy through any of the following methods:

•	Internet: www.proxyvote.com
•	Telephone: 1-800-579-1639
•	E-mail: sendmaterial@proxyvote.com

The Annual Report is not to be considered a part of this proxy soliciting material.

Voting Instructions and Information

WHO CAN VOTE

You are entitled to vote if our records show that you held shares in our Company as of the record date, October 14, 2016. At the close of business on that date, 52,586,041 shares of our Common Stock were outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote. A list of Shareholders entitled to vote at the Annual Meeting will be available for examination by Shareholders at the Meeting.

HOW TO VOTE

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each Shareholder of record, we may furnish our proxy materials, including this Proxy Statement and our Annual Report to Shareholders, by providing access to these documents on the Internet. Generally, Shareholders will not receive printed copies of the proxy materials unless they request them.

If your Common Stock is held through a broker, bank, or other nominee (held in “street name”), you will receive instructions from the entity holding your stock that you must follow in order to have your shares voted. If you want to vote in person, you must obtain a legal proxy from the entity holding your shares and bring it to the Meeting.

If you hold shares in your own name as a holder of record with our transfer agent, Computershare, you may instruct the proxies how to vote by following the instructions listed on the Notice of Internet Availability (“Notice Card”) or the proxy card (if printed materials were requested). Of course, you can always come to the Meeting and vote your shares in person.

Shareholders may vote their shares by proxy in any of the following ways:

1.	By Internet: You may vote by internet 24 hours a day through 11:59 p.m., Eastern Standard Time, on December 8, 2016, by following the instructions listed on the Notice Card.

2.	By Telephone: You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Standard Time, on December 8, 2016, by following the instructions listed on the Notice Card.

3.	By Mail: You can only vote by mail if you request and receive a paper copy of the proxy materials and proxy card. You may request proxy materials by following the instructions listed on the Notice Card. You may then vote by completing, signing, dating, and returning a proxy card.

4.	Attend the Meeting in person.

A proxy submitted by mail that is properly executed and timely returned to our Company that is not revoked prior to the Meeting will be voted in accordance with your instructions. If no instructions are given with respect to the proposal to be voted upon at the Meeting, proxies will be voted in accordance with the recommendations of our Board of Directors on such proposals. You may revoke your proxy at any time until exercised by giving written notice to the Secretary of our Company, by voting in person at the Meeting, or by timely submitting a later-dated proxy by mail, internet, or telephone. At our Meeting, a representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

HOW VOTES ARE COUNTED

A quorum is required to transact business at our Meeting. Shareholders of record holding shares of stock constituting a majority of the shares entitled to cast votes shall constitute a quorum. If you have returned valid proxy instructions or attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters voted upon at the Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining whether a quorum is present.

VOTING

Your vote may be “for” or “withhold” on the proposal relating to the election of directors. Your vote may be “for”, “against”, or “abstain” on each of the other proposals. The affirmative vote of a majority of the votes cast is required to approve each proposal, except for the election of our directors, which requires a plurality of the votes duly cast. Broker non-votes and abstentions do not impact the outcome of the vote as they are not counted as votes

10  |  Notice of 2016 Annual Meeting & Proxy Statement

Voting Instructions and Information

cast. It is important to be aware that if you hold shares in street name with a broker, bank, or other nominee, and you do not submit voting instructions, then your broker, bank, or nominee will not be permitted to vote your shares in its discretion on any of the matters set for vote at our Meeting other than Proposal 2 relating to the ratification of our independent registered public accounting firm, which is considered a routine matter.

COST OF PROXY SOLICITATION

The cost of solicitation is being borne by our Company.

SHAREHOLDERS SHARING AN ADDRESS

We will deliver only one Annual Report and one Proxy Statement, if requested, to multiple Shareholders sharing an address unless we receive contrary instructions from one or more of such Shareholders. We will undertake to deliver promptly, upon written or oral request, separate copies of the Annual Report and/or Proxy Statement to a Shareholder at a shared address to which single copies of the Annual Report and Proxy Statement are delivered. A Shareholder can notify us either in writing or by phone that the Shareholder wishes to receive separate copies of the Annual Report and/or Proxy Statement, or Shareholders sharing an address can request delivery of single copies of the Annual Report and/or Proxy Statement if they are receiving multiple copies by contacting us at Thor Industries, Inc., 601 East Beardsley Avenue, Elkhart, IN 46514, Attention: Corporate Secretary, (574) 970-7460.

The Board of Directors recommends that you vote “FOR” each of the director nominees, “FOR” the ratification of the appointment of the independent registered public accounting firm, “FOR” the advisory vote approving the compensation of our Named Executive Officers, and “FOR” the approval of our 2016 Equity and Incentive Plan.

Notice of 2016 Annual Meeting & Proxy Statement    |  11

Proposal 1 –

Election of Directors

Our Board of Directors nominated three (3) directors for election to the Board of Directors at the Annual Meeting: Our Executive Chairman and co-founder, Peter B. Orthwein, our CEO, Robert W. Martin, and the Chair of our Audit Committee, James L. Ziemer. All of the nominees currently serve as members of the Board of Directors. These individuals have agreed to be named in our Proxy Statement as nominees and to serve as members of the Board of Directors if elected by the Shareholders. In making this nomination, our Board recognizes that it is of critical importance to the Company that the nominees be individuals who bring critical skills and unique voices to our boardroom. In making this nomination for re-election, the Board carefully considered their contributions to the Board and their unique skills and qualifications.

Up for election this year are the Class B directors, Peter B. Orthwein, Robert W. Martin, and James L. Ziemer. Andrew E. Graves and Alan Siegel represent our Class C directors and have been elected to serve until the 2018 Annual Meeting of Shareholders. Jan H. Suwinski, J. Allen Kosowsky, and Wilson Jones currently serve as our Class A directors; their terms will expire at the 2017 meeting.

The representatives designated to vote by proxy intend to vote FOR the election of the nominees listed below. In the event that any nominee becomes unavailable for election (a situation our Board does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other person as may be designated by our Nominating and Corporate Governance Committee.

Each nominee, as set forth below, is now a Director of our Company and has continuously served in such capacity since his first election or appointment to our Board.

QUALIFICATIONS AND PROCESS FOR NOMINEES

Our Board believes that it is necessary for each of our directors to possess many diverse qualities and skills. When searching for new candidates, our Nominating and Corporate Governance Committee considers the evolving needs of our Board, which are defined by our need for guidance in our business, and searches for candidates who fill any current or anticipated future gap. Our Board also believes that all directors must possess a considerable amount of business management experience. Our Nominating and Corporate Governance Committee also evaluates candidates on, as applicable, the satisfaction of any independence requirements imposed by law, regulation, the New York Stock Exchange (the “NYSE”), and/or our Corporate Governance Guidelines. When evaluating Director candidates, our Nominating and Corporate Governance Committee first considers a candidate’s business management experience and then considers that candidate’s issues of judgment, background, stature, conflicts of interest, integrity, ethics, and commitment to the goal of maximizing shareholder value. In addition, our Board and Nominating and Corporate Governance Committee believe that it is essential that our Board members represent diverse viewpoints. In considering candidates for our Board, our Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards as they fit with the current composition of the Board. We consider our Board of Directors to be a valuable strategic asset of our Company. To maintain the integrity of this asset, our Board of Directors has been carefully crafted to ensure that its expertise covers the many areas of importance to our Company. Diversity of experience and perspective has been and will continue to be an attribute considered when nominating individuals to serve on our Board. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board are also considered.

The Board of Directors recommends that the Shareholders vote “FOR” all of the Nominees.

12  |  Notice of 2016 Annual Meeting & Proxy Statement

Election of Directors

Current Nominees For Board Of Directors

Executive Chairman of the Board

Peter B. Orthwein

Age:  70

Director Since:  1980

Mr. Orthwein, a co-founder of our Company, currently serves as Executive Chairman of the Board, having been appointed to this position in August of 2013 and having previously served as Chairman and Chief Executive Officer from November of 2009 to July of 2013. Mr. Orthwein has served as a director of our Company since its founding in 1980, Chairman of our Company from 1980 to 1986, Vice Chairman of our Company from 1986 to November of 2009, and Treasurer of our Company from 1980 to November of 2009. Our Nominating and Corporate Governance Committee and Board believe that his extensive experience with our Company and the industry make him an asset to our Board.

Skills and Qualifications:

• Management

• Business Operations

• Finance/Capital Allocation

• Financial Expertise/Literacy

• Mergers & Acquisitions

• Strategy

President and Chief Executive Officer

Robert W. Martin

Age:  47

Director Since:  2013

Mr. Martin has been with our Company since 2001 when we acquired Keystone RV where he worked since July of 1998. Mr. Martin currently serves as President and Chief Executive Officer. From August of 2012 to July of 2013, Mr. Martin served as the Company’s President and Chief Operating Officer. Mr. Martin previously served as President of our RV Group from January of 2012 to August of 2012. Prior to becoming President of our RV Group, Mr. Martin was President of Keystone RV from January of 2010 to January of 2012 and Executive Vice President and Chief Operating Officer of Keystone RV from January of 2007 to January of 2010. Mr. Martin has held various positions with Keystone RV, including Vice President of Sales and General Manager of Sales. Prior to joining Keystone RV, Mr. Martin held positions at Coachmen Industries, Inc., a former recreational vehicle and manufactured housing company. Our Nominating and Corporate Governance Committee and Board believe that his extensive experience with our Company and the industry make him an asset to our Board.

Skills and Qualifications:

• Management

• Business Operations

• Marketing/Sales

• Risk Management

• Talent Management

• Mergers & Acquisitions

• Strategy

• Business Ethics

Thor Committees:
•	Audit (Chair)
Outside Directorships:
•	Textron, Inc. (2007 – Present)
•	Harley-Davidson, Inc. (2004 – 2009)

James L. Ziemer

Age:  66

Director Since:  2010

Mr. Ziemer, who became a director in December of 2010, was the President, Chief Executive Officer, and a director of Harley-Davidson, Inc. from 2005 to 2009. Mr. Ziemer joined Harley-Davidson in 1969 and held a series of positions in manufacturing, engineering, accounting, parts and accessories, and finance. From 1991 until his election as the President and Chief Executive Officer of Harley-Davidson in 2005, he served as the Chief Financial Officer. Mr. Ziemer also served as President of The Harley-Davidson Foundation, Inc. from 1993 to 2006. Mr. Ziemer is currently a director of Textron, Inc. Our Nominating and Corporate Governance Committee and Board believe that Mr. Ziemer’s substantial management experience as a chief executive officer of a public company and his financial expertise and training, which qualify him as an “audit committee financial expert”, make him an asset to our Board.

Skills and Qualifications:

• Management

• Business Operations

• Corporate Governance

• Finance/Capital Allocation

• Financial Expertise/Literacy

• International

• Finance

• Marketing/Sales

• Risk Management

• Strategy

Notice of 2016 Annual Meeting & Proxy Statement    |  13

Election of Directors

Current Directors Not Up For Re-Election

Thor Committees:
•	Compensation and Development
•	Nominating and Corporate Governance

Andrew E. Graves

Age:  57

Director Since:  2010

Mr. Graves, who became a director in December of 2010, is the Chief Executive Officer of Motorsport Aftermarket Group, a leading manufacturer, distributor, and on-line retailer of aftermarket products for the powersports industry. He joined this privately-held group in January of 2015. Previously, Mr. Graves served as the President of Brunswick Boat Group, a division of the Brunswick Corporation, an NYSE company. He was with Brunswick from 2005-2014. Prior to his time with Brunswick, Mr. Graves was President of Dresser Flow Solutions, a maker of flow control products, measurement systems, and power systems, from 2003 to 2005, and before that he was President and Chief Operating Officer of Federal Signal Corporation. Our Nominating and Corporate Governance Committee and Board believe that his extensive management experience in a related consumer durable business whose products are distributed through a dealer network makes him an asset to our Board.

Skills and Qualifications:

• Management

• Business Operations

• Finance/Capital Allocation

• Financial Expertise/Literacy

• Financial Services Industry

• International

• Marketing/Sales

• Talent Management

• Mergers & Acquisitions

• Strategy

Thor Committees:
•	Audit
•	Compensation and Development
Outside Directorships:
•	Assoc. of Equipment Manufacturers (2010 – Present)

Wilson Jones

Age:  55

Director Since:  2014

Mr. Jones, who became a director in August of 2014, is the President and Chief Executive Officer of Oshkosh Corporation. Mr. Jones joined Oshkosh Corporation in 2005 and held senior leadership positions in the Fire & Emergency Segment until July of 2007 when he became President of Pierce Manufacturing, Inc. From September of 2008 to September of 2010, Mr. Jones held the position of Executive Vice President and President of the Fire & Emergency segment. From September of 2010 to August of 2012, Mr. Jones led the Access Equipment Segment as Executive Vice President and President, the largest business segment of the company, until his appointment to President and Chief Operating Officer. He was named President and Chief Executive Officer in January of 2016. Our Nominating and Corporate Governance Committee believe his experience in specialty vehicles and management experience make him an asset to our Board.

Skills and Qualifications:

• Business Ethics

• Management

• Business Operations

• Corporate Governance

• Financial/Capital Allocation

• Government/Public Policy

• International

• Marketing/Sales

• Risk Management

• Talent Management

• Technology/Systems

• Mergers & Acquisitions

• Strategy

Thor Committees:
•	Audit
•	Nominating and Corporate Governance (Chair)
Outside Directorships:
•	Naugatuck Valley Corporation (2014 – 2015)
•	On2 Technologies, Inc. (2003 – 2010)

J. Allen Kosowsky

Age:  68

Director Since:  2010

Mr. Kosowsky, who became a director in March of 2010, is a certified public accountant who since 1985 has conducted business through his own advisory firm. The firm provides services that include business and intellectual property valuations, forensic accounting and financial analysis, and alternative dispute resolutions. From January of 2003 to February of 2010, Mr. Kosowsky served as the Chairman of the board of directors and Chairman of the audit committee for ON2 Technologies Inc., a U.S. based video compression software company, which was acquired by Google, Inc. On September 17, 2016, Mr. Kosowsky became a National Association of Corporate Directors fellow. Our Nominating and Corporate Governance Committee and Board believe that his extensive accounting experience and his financial expertise and training, which qualify him as an “audit committee financial expert”, make him an asset to our Board.

Skills and Qualifications:

• Business Ethics

• Management

• Business Operations

• Corporate Governance

• Financial/Capital Allocation

• Financial Expertise/Literacy

• Financial Services Industry

• International

• Finance

• Real Estate

• Risk Management

• Technology/Systems

• Mergers & Acquisitions

• Strategy

• Taxation

• Litigation

14  |  Notice of 2016 Annual Meeting & Proxy Statement

Election of Directors

Current Directors Not Up For Re-Election

Thor Committees:
•	Nominating and Corporate Governance
Outside Directorships:
•	The Thompson Family Foundation, Inc. (2009 – Present)
•	Woodstock School of Art (2002 – Present)
•	Maverick Concerts, Inc. trustee (2002 – Present)

Alan Siegel

Age:  81

Director Since:  1983

Mr. Siegel, who became a director in September of 1983, is a retired partner of the law firm of Akin Gump Strauss Hauer & Feld LLP and currently serves as an officer and director of The Thompson Family Foundation, Inc., a charitable foundation created by Wade F. B. Thompson, the deceased co-founder of the Company. Mr. Siegel previously served as non-executive Chairman of the board of directors of The Wet Seal, Inc., a national retailer. He has also served on the board of directors of several other public and private companies, including Ermenegildo Zegna, AXA RE, and Southern Starr Broadcasting Group, Inc. Mr. Siegel is currently a Trustee of the Museum of the City of New York. Our Nominating and Corporate Governance Committee and Board believe that his experience with our Company and his legal and business background make him an asset to our Board.

Skills and Qualifications:

• Business Ethics

• Management

• Corporate Governance

• Government/Public Policy

• Insurance Industry

• Real Estate

• Risk Management

• Mergers & Acquisitions

• Legal

• Strategy

LEAD DIRECTOR
Thor Committees:
•	Audit
•	Compensation and Development (Chair)
Outside Directorships:
•	ACI Worldwide, Inc (2007 – Present)
•	Tellabs, Inc. (1997 – 2013)

Jan H. Suwinski

Age:  75

Director Since:  1999

Mr. Suwinski, who became a director in July of 1999, joined the faculty of the Samuel-Curtis Johnson Graduate School of Management, Cornell University in July of 1996 and served as its Clinical Professor of Management and Operations, where he co-taught the Strategic Operations Immersion course, as well as courses in Business Strategy and Strategic Alliances. Mr. Suwinski retired from the faculty in June of 2016. Starting in 1965, Mr. Suwinski served in a variety of managerial roles at Corning, Incorporated, a global manufacturing company. From 1990 to 1996, Mr. Suwinski was Executive Vice President, Opto Electronics Group at Corning, Incorporated and, from 1992 to 1996, Mr. Suwinski was Chairman of Siecor, a Siemens/ Corning joint venture. Mr. Suwinski is currently a director of ACI Worldwide, Inc. and formerly a director of Tellabs, Inc. Mr. Suwinski served on the board of directors of Ohio Casualty Group, Inc. from 2002 to 2007. Our Nominating and Corporate Governance Committee and Board believe that his management experience and his significant public company board experience make him an asset to our Board.

Skills and Qualifications:

• Academia/Education

• Business Ethics

• Management

• Business Operations

• Corporate Governance

• Finance/Capital Allocation

• Risk Management

• Talent Management

• Strategy

• International

• Strategic Alliances

Notice of 2016 Annual Meeting & Proxy Statement    |  15

Our Board of Directors and

Board Committees

Our Board has three committees with the principal functions described below. The charters of each of these committees are posted on our website at www.thorindustries.com and are available in print to any Shareholder who requests them.

AUDIT COMMITTEE

The principal functions of our Audit Committee are to:

•	Recommend engagement of our independent registered public accounting firm

•	Maintain communications among our Board, our independent registered public accounting firm, and our internal accounting staff with respect to accounting and auditing procedures, implementation of recommendations by such independent registered public accounting firm, the adequacy of our internal controls, and related matters

•	Oversee the selection and removal of the internal audit director

Committee Members

•	James L. Ziemer*, Chair
•	J. Allen Kosowsky*
•	Jan H. Suwinski
•	Wilson Jones

*Our Board has determined that Mr. Kosowsky and Mr. Ziemer are “audit committee financial experts” as defined in Section 407 of the Sarbanes-Oxley Act of 2002

Met in person, by telephone, or took action by unanimous written consent during Fiscal Year 2016:

7 times

Each member of each committee is independent in accordance with the rules of the NYSE and our Director Independence Standards, which are available on our website, www.thorindustries.com

COMPENSATION AND DEVELOPMENT COMMITTEE

The principal functions of our Compensation and Development Committee are to:

•	Establish and review executive compensation policies and guiding principles

•	Review and approve the compensation of our Executive Chairman and our Chief Executive Officer and evaluate their performance in light of such compensation

•	Review and approve the compensation of our other executive officers

•	Evaluate and approve the design of compensation and benefit programs for our executive officers

•	Assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs

•	Review management and leadership development, succession planning, and retention for our Company

Committee Members

•	Jan H. Suwinski, Chair
•	Andrew Graves
•	Wilson Jones

Met in person, by telephone, or took action by unanimous written consent during Fiscal Year 2016:

10 times

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The principal functions of our Nominating and Corporate Governance Committee are to:

•	Address all matters of corporate governance

•	Evaluate qualifications and candidates for positions on our Board using the criteria set forth under the heading “Proposal 1 – Election of Directors”

•	Review succession plans, including policies and principles for the selection and performance review of the Chief Executive Officer

•	Establish criteria for selecting new directors, nominees for Board membership, and the positions of Executive Chairman and Chief Executive Officer

•	Review all components of compensation for independent directors

•	Determine whether a director should be invited to stand for re-election

Committee Members

•	J. Allen Kosowsky, Chair
•	Andrew Graves
•	Alan Siegel

Met in person, by telephone, or took action by unanimous written consent during Fiscal Year 2016:

4 times

16  |  Notice of 2016 Annual Meeting & Proxy Statement

Our Board of Directors

CORPORATE GOVERNANCE

Good corporate governance is the foundation upon which our Company operates. Thor’s Board-adopted Governance Guidelines serve as the framework for consistently effective governance of the Company. The Guidelines are regularly reviewed and updated and are available for you to review on our website, www.thorindustries.com.

BOARD SELECTION PROCESS

Our Nominating and Corporate Governance Committee screens candidates and recommends nominees to the full Board. Our By-laws provide that our Board may set the number of directors at no less than one (1) and no more than fifteen (15). Our Board currently consists of eight (8) directors who are divided into three (3) classes. The Board is well aware that a classified Board is not a favored practice by shareholder advisory firms. Careful consideration of the current classified structure is made on an annual basis. Through this process, the Board has determined that the business of Thor is such that a classified board allows for continuity of understanding of our unique industry that is essential to the ultimate mission of driving long-term shareholder value. While it maintains the classified structure, the Board’s recognition of the importance of the injection of fresh points of view is demonstrated by the fact that there is a broad range of ages of our board members, providing for planned and stable succession opportunities that have brought fresh points of view to our Board and will continue to do so in the years to come.

Our Nominating and Corporate

Governance Committee has relied upon board search firms in identifying suitable candidates. During this process, the Board engages in evaluation of a widely-diverse set of candidates. An important consideration in our prospective Board member evaluation includes his or her obligation to their primary company and/ or to other boards that would detract from their obligation to fully serve on our Board. Further, the Committee may consider Shareholder nominations of candidates for our Board provided that any such nominee possesses the requisite business, management, and educational experience.

BOARD LEADERSHIP

Currently, our Board leadership consists of an Executive Chairman, our founder Peter Orthwein, a Lead Independent Director, Jan Suwinski, and strong committee chairs: Jim Ziemer (Audit), Jan Suwinski (Compensation and Development), and Allen Kosowsky (Nominating and Corporate Governance).

DIRECTOR INDEPENDENCE

Two of our eight directors are employed by our Company (Messrs. Orthwein and Martin). With the exception of these two individuals, our Board is comprised entirely of “independent” directors as that term is defined by both NYSE listing standards and our own Governance Guidelines. The Board conducts an annual review to determine the continued “independence” of all of our independent directors (Messrs. Suwinski, Ziemer, Graves, Kosowsky, Siegel, and Jones).

INDEPENDENT DIRECTOR MEETINGS

Thor’s independent directors, as an entire body or part thereof, meet in executive session at the conclusion of each Audit Committee meeting and Compensation and Development Committee meeting as well as upon the conclusion of each Board meeting.

DIRECTOR ATTENDANCE

During our Fiscal Year 2016, the Board of Directors held eight (8) meetings. In the aggregate, current Directors attended 97% of the combined total meetings of the full Board and the Committees on which they served during our Fiscal Year 2016 year. No current Director attended less than 92% of the combined total meetings of the full Board and the Committees on which the Director served during this past year.

ANNUAL BOARD AND COMMITTEE EVALUATION

Each year, our Board conducts evaluations of each Committee and the Board as a whole. This process includes evaluation of the individual members of Committees and the Board. The evaluation process includes a process of dynamic feedback designed to identify areas of increased focus.

BOARD RISK OVERSIGHT

At both the full Board and Committee level, a primary function of our Board of Directors is to oversee the Company’s risk profile and the processes established by Management for managing risk. Our Board and its Committees regularly evaluate these risks and the mitigation strategies employed by Management. In general terms, our Committees oversee the following risks:

Audit Committee: All risks related to financial controls, including all applicable legal, regulatory, and compliance risks, as well as the overall risk management governance structure, including evaluating and responding to the assessments of both our Internal Audit Department and our External Auditors.

Compensation and Development Committee: All risks associated with the design and elements of our compensation program and related compliance issues.

Notice of 2016 Annual Meeting & Proxy Statement    |  17

Our Board of Directors

Nominating and Corporate Governance Committee: All risks that are managed by the Company’s governance programs and the applicable compliance issues.

In performing its oversight responsibilities, the Board relies, in part, upon the results and information gained through the Company’s Enterprise Risk Management Program, and considers the program for amendment, as appropriate. The program is robust and designed to ensure appropriate risk monitoring and controls on risks associated with our business. Risks evaluated through the program include, but are not limited to, strategic risk, acquisitions integration risk, legal risk, compliance risk, human resources risk, mergers & acquisitions risk, IT & cyber risk, operations risk, and finance risk.

The Board receives regular reports from Management regarding the status of its risk management programs, and provides input and direction designed to keep the risk management programs effective against dynamic and ever-evolving risks applicable generally to commercial enterprises and specifically to our Company.

The Board and Management have developed a culture of risk awareness and risk management that includes annual company-wide ethics training. Through this constant process, the Company gains input from a great number of its employees as it evaluates the risks and updates its management plan accordingly.

SUCCESSION PLANNING

Our Board is actively engaged and involved in talent management. Our succession plan and talent management programs are reviewed semi-annually with the Compensation and

Development Committee and then reviewed and considered by the full Board. These discussions include an on- going evaluation of our talent and leadership bench and the succession plan that envisions those individuals’ advancement to key positions in our Company.

In addition, high potential employees are regularly evaluated and engaged in comprehensive training, both on the job and in the classroom. During our Fiscal Year 2016, we instituted a program of executive studies through the University of Notre Dame where high potential employees and top level management participated in a series of comprehensive programs designed to provide further education that is relevant to their job functions.

SHAREHOLDER COMMUNICATIONS

We encourage shareholder communication with the Company. Any communications from interested parties directed toward independent directors specifically may be sent to Alan Siegel, one of our independent Directors, who forwards to each of the other independent directors any such communications that, in the opinion of Mr. Siegel, deal with the functions of our Board or the Committees thereof or that he otherwise determines require their attention. Mr. Siegel’s address for this purpose is c/o Thor Industries, Inc., Attention: Corporate Secretary, 601 East Beardsley Avenue, Elkhart, IN 46514.

CODE OF ETHICS

We have adopted a written code of ethics, the “Thor Industries, Inc. Business Ethics Policy”, which is applicable to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and other executive officers identified in this Proxy Statement who perform similar functions

(collectively, the “Selected Officers”). Our code of ethics is posted on our website found at www.thorindustries.com and is available in print to any Shareholder who requests it. Each year members of the management teams at each of our subsidiaries as well as our NEOs engage in training on our Business Ethics Policy. We intend to disclose any changes in, or waivers from, our code of ethics applicable to any Selected Officer on our website or by filing a Form 8-K with the SEC.

OUR GOVERNANCE PRACTICES

Thor is committed to governance principles that are designed to be in the best interest of our Shareholders. In doing so, our Board evaluates each governance opportunity as it uniquely applies to Thor. In some instances, this leads our Board to adopt and/or maintain policies that it deems in the best interest of Thor that may not be fully consistent with the views held by others. These decisions and determinations are not made lightly; instead, great consideration is given to the adoption of principles best suited to Thor’s long-term success. Controlling governance principles include:

•	Our Board has a total of eight (8) members, six (6) of whom are independent, and all of whom have significant business operations and/or management experience.

•	Directors are elected by a majority of votes cast.

•	The Board conducts an annual self-evaluation as does each Committee of the Board.

•	Our Board and NEOs have stock ownership and retention guidelines. In our Fiscal Year 2015, the guidelines applicable to Directors were increased to an amount equal to three (3) times the annual retainer paid to the Directors.

18  |  Notice of 2016 Annual Meeting & Proxy Statement

Our Board of Directors

•	We closely monitor the alignment of our NEO compensation with our long-term shareholder return.

•	We maintain a policy prohibiting derivative trading, hedging, and pledging by our Section 16 officers and directors.

•	In our Fiscal Year 2013, we adopted a “no-fault” clawback policy that requires all recipients of incentive compensation to repay any compensation awarded for earnings that are subsequently restated.

•	The Board regularly reviews the Company’s succession plan and talent management program.

•	There is no shareholder rights plan.

•	Thor maintains no “poison pill”.

•	We operate as a classified Board.

•	There is no enhancement of executive compensation upon a change in control.

•	In our Fiscal Year 2015, Thor’s Board approved (for implementation in Fiscal Year 2016) a double trigger for all future awards and grants before any change in control would result in the accelerated vesting of such award and/or grant.

•	In our Fiscal Year 2015, Management and the Board adopted a shareholder engagement strategy that resulted in direct communications with many of our Shareholders and created the opportunity and expectation of a continuation of such outreach in the coming years.

DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual cash retainer of $170,000, payable quarterly, plus expenses. Our Lead Director and the Chair of our Audit Committee each receive an additional annual cash retainer of $20,000, payable quarterly. The Chair of the Compensation and Development Committee receives an additional annual cash retainer of $20,000 and the Chair of the Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, all of which is payable quarterly. The following table summarizes the compensation paid to our non-employee directors in Fiscal Year 2016.

Name	Fees Earned or Paid in Cash ($) [1]	Option Awards ($)	Stock Awards ($) [2]	Total ($)

Andrew E. Graves	$170,000	—	$55,370	$225,370

Wilson Jones	$170,000	—	$55,370	$225,370

J. Allen Kosowsky	$180,000	—	$55,370	$235,370

Alan Siegel	$170,000	—	$55,370	$225,370

Jan H. Suwinski	$210,000	—	$55,370	$265,370

James L. Ziemer	$190,000	—	$55,370	$245,370

(1) Fees consist of an annual cash retainer for Board and Committee service and an additional annual cash retainer paid to the Lead Director and the Committee Chairs.

(2) Stock Awards consist of a restricted stock unit award of 1,000 units each on October 9, 2015, under our 2010 Plan, which award vests on the anniversary date of the date of grant.

Notice of 2016 Annual Meeting & Proxy Statement    |  19

Executive Officers Who Are

Not Directors

Executive Officers Who Are Not Directors

The following is a list of the names, ages, titles, and certain biographical information of our current executive officers who are not directors as of October 27, 2016. Executive officers serve at the discretion of our Company.

Senior Vice President and Chief Financial Officer

Colleen Zuhl

Age:  50

Mrs. Zuhl, a Certified Public Accountant, joined our Company in June of 2011, currently serving as Senior Vice President and Chief Financial Officer. Prior to accepting her role as Vice President and Chief Financial Officer in October of 2013, Mrs. Zuhl served the Company as Vice President and Controller from February of 2013 to October of 2013, Interim Chief Financial Officer from October of 2012 to February of 2013, and Director of Finance from June of 2011 to October of 2012. Prior to joining our Company, Mrs. Zuhl served as Chief Financial Officer of All American Group, Inc. (formerly known as Coachmen Industries, Inc.), then a recreational vehicle and manufactured housing company listed on the NYSE, from August of 2006 to June of 2011.

Senior Vice President, General Counsel, and Corporate Secretary

Todd Woelfer

Age:  49

Mr. Woelfer joined our Company in August of 2012, serving as Senior Vice President, General Counsel, and Corporate Secretary. Prior to joining our Company, Mr. Woelfer served as managing partner of May Oberfell Lorber where his practice focused on advising corporate clients. From May of 2007 through May of 2010, Mr. Woelfer served as General Counsel to All American Group, Inc. (formerly known as Coachmen Industries, Inc.), then a recreational vehicle and manufactured housing company listed on the NYSE.

Vice President of Administration and Human Resources

Kenneth D. Julian

Age:  49

Mr. Julian has been with our Company since March of 2004, currently serving as Vice President of Administration and Human Resources. Mr. Julian served as Vice President, Human Resources from July of 2009 until August of 2014. Mr. Julian previously served as Vice President of Administration of Keystone RV from March of 2004 to June of 2009. Prior to joining our Company, Mr. Julian served as the Director of Operations and Human Resources, as well as Corporate Secretary, for Ascot Enterprises, Inc. from February of 1989 to March of 2004.

20  |  Notice of 2016 Annual Meeting & Proxy Statement

Proposal 2 –

Ratification Of Our Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audits of our financial statements and our internal control over financial reporting for the Fiscal Year ending July 31, 2017. Deloitte was our independent registered public accounting firm for the Fiscal Year ended July 31, 2016. Unless a Shareholder directs otherwise, proxies will be voted FOR the approval of the selection of Deloitte as our independent registered public accounting firm for the Fiscal Year ending July 31, 2017.

Representatives of Deloitte will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any Shareholder questions that may be asked.

We are asking our Shareholders to ratify the selection of Deloitte as our independent registered public accounting firm. Although ratification is not required, the Board is submitting the selection of Deloitte to our Shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our Shareholders.

The Board of Directors recommends that the Shareholders vote “FOR” the ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

Independent Registered Public Accounting Firm Fees (Paid To Deloitte & Touche LLP)

The following table represents the aggregate fees billed to us for Fiscal Years 2016 and 2015 by Deloitte:

	Fiscal Year 2016	Fiscal Year 2015

Audit Fees	$1,654,500	$1,484,000
Audit-Related Fees	$385,573	–
Subtotal	$2,040,073	$1,484,000
Tax Fees	$392,675	$779,809
All Other Fees	–	–
Total Fees	$2,432,748	$2,263,809

Audit Fees.  Represents fees for professional services provided for the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees.  Represents fees for assurance and related services which are reasonably related to the audit of our financial statements. For Fiscal Year 2016, the “Audit-Related Fees” category primarily related to the Jayco acquisition for which Deloitte was a crucial advisor.

Tax Fees.  Represents fees for professional services related to taxes, including the preparation of domestic and international returns, tax examinations assistance, and tax planning.

All Other Fees.  Represents fees for products and services provided to us not otherwise included in the categories above.

Our Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Deloitte.

Our Audit Committee has adopted a formal policy concerning the approval of audit and non-audit services to be provided by the independent registered public accounting firm to us. The policy requires that all services Deloitte, our independent registered public accounting firm, may provide to us, including audit services and permitted audit-related and non-audit services, be pre-approved by our Audit Committee. Our Audit Committee pre-approved all audit and non-audit services provided by Deloitte during Fiscal Year 2016.

Notice of 2016 Annual Meeting & Proxy Statement    |  21

Report of the

Audit Committee

The Audit Committee serves as the representative of the Company’s Board of Directors for general oversight of the Company’s financial accounting and reporting, systems of internal control and audit process, monitoring compliance with laws, regulations, and standards of business conduct. The Audit Committee operates under a written charter, a copy of which is available on our Company’s website at www.thorindustries.com and is available in print to any Shareholder who requests it.

Management of the Company has the primary responsibility for the financial reporting process, including the system of internal control. In Fiscal Year 2016, the Company’s internal audit department performed extensive diligence and intensive review of the Company’s internal control processes. Deloitte & Touche LLP, an independent registered public accounting firm acting as the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and an assessment of the Company’s internal control over financial reporting in accordance with the standards of the United States Public Company Accounting Oversight Board (“PCAOB”) and issuing reports thereon.

In carrying out its duties, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the Fiscal Year ended July 31, 2016, with the Company’s Management and Deloitte. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as amended, as adopted by the PCAOB. In addition, the Audit Committee has received the disclosures from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence from the Company. Based on the foregoing reports and discussions and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Fiscal Year ended July 31, 2016.

The Board of Directors has affirmatively determined that each of the members of the Audit Committee is “independent” as defined under the rules of the NYSE.

The Audit Committee

James L. Ziemer, Chair

J. Allen Kosowsky

Jan H. Suwinski

Wilson Jones

The foregoing report of our Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by our Company with the SEC under the Securities Act or the Exchange Act, except to the extent that we incorporate the report by reference in any such document.

22  |  Notice of 2016 Annual Meeting & Proxy Statement

Proposal 3 –

Advisory Vote To Approve

The Compensation Of Our

NEOs

In accordance with SEC rules and consistent with our Board’s goal of transparency to our Shareholders, we provide our 2016 “Compensation Discussion and Analysis.” Our compensation program for our Named Executive Officers is designed to: (i) closely align compensation with our profitability and performance and thereby with the objectives of long-term holders of our stock; (ii) link compensation to specific, measurable, and long-term value-creating results; and (iii) enable us to attract and retain key executive talent. Our Shareholders are asked to approve our compensation program through what is commonly called the “Say on Pay” vote and, through their vote of approval, endorse the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including disclosures in the Compensation Discussion and Analysis section, the compensation tables, and any related material disclosed in this Proxy Statement, is hereby APPROVED.

The Board of Directors recommends that the Shareholders vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Notice of 2016 Annual Meeting & Proxy Statement    |  23

Compensation Discussion and Analysis

In our Compensation Discussion and Analysis, we describe the compensation plan for our Named Executive Officers (our “NEOs”) for our Fiscal Year 2016. These NEOs include:

•	Peter B. Orthwein, our Executive Chairman

•	Robert W. Martin, our President and Chief Executive Officer

•	Colleen Zuhl, our Senior Vice President and Chief Financial Officer

•	Todd Woelfer, our Senior Vice President, General Counsel, and Corporate Secretary

•	Ken Julian, our Vice President of Administration and Human Resources

In addition to telling you what the compensation plan is, we explain why the Compensation and Development Committee of our Board of Directors believes our plan to be in the best interest of each of you, our Shareholders.

Executive Summary

OUR BUSINESS

Thor is the owner of operating subsidiaries that, combined, form one of the largest manufacturers of recreational vehicles in the world. In addition, Thor is the owner of one of the largest suppliers of aluminum extrusions to the recreational vehicle industry. For more information about our business, please see “Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on September 26, 2016.

2016 Business Highlights  In our Fiscal Year 2016, Management continued to implement our strategic plan, which drove record levels of sales and earnings. Net sales from continuing operations increased 14.4% to a record $4.58 billion and net income from continuing operations increased 27.7% to a record $258 million, or $4.91 per diluted share. Our capital allocation strategy, which includes investments in organic growth as well as acquisitions, was a significant factor in our outstanding year. Near the end of our Fiscal Year, we completed the acquisition of Jayco, manifesting our intent to remain steadfast to the core of our strategy. Our one-year Total Shareholder Return (“TSR”) of over 39% placed us second in our peer group. In a longer term view, using a 3-year measure as shown in the chart below, our annualized TSR of 27.9% places us in the top 5 of our compensation peer group. The horizontal line depicts the mean annualized TSR for the same group.

TSR Annualized

24  |  Notice of 2016 Annual Meeting & Proxy Statement

Compensation Discussion

and Analysis

Key Accomplishments from this Past Fiscal Year Include:

 Sales

 • Record total sales of $4.58 billion from continuing operations, up 14.4% from our prior record year in Fiscal Year 2015

 • Increased Towable RV and Motorized RV sales 7.8% and 25.7%, respectively

 Net Income (Continuing Operations)

 • Net income of $258 million from continuing operations, up 27.7% from Fiscal Year 2015’s prior record level

 Diluted EPS (from Continuing Operations)

 • Diluted EPS from continuing operations of $4.91, up 29.6% from Fiscal Year 2015

 Acquisitions

•	The acquisition of Jayco and the acquisition or expansion of a number of facilities designed to provide the operating footprint necessary to sustain our long-term growth objectives

 • The successful integration of our first RV-related supplier, Postle Aluminum Company

Notice of 2016 Annual Meeting & Proxy Statement    |  25

Compensation Discussion and Analysis

We also maintained an effective capital management strategy, which is a strong priority to us in the cyclical business environment of the recreational vehicle industry that can be highly sensitive to macro-economic influences. It has long been our philosophy to minimize long-term debt and manage our cash position to allow for a protective cushion for operations and the ability to pursue strategic acquisitions, issue dividends, and/or buy back stock when prudent to do so. While we utilized debt to acquire Jayco, we have a short-term repayment strategy and anticipate the debt being fully retired within three (3) years. The incurrence of debt for the Jayco acquisition does not indicate a shift in our strategy to avoid long-term debt; instead, it was a conscious decision to take advantage of a significant acquisition opportunity that promises to deliver value to our Shareholders for years to come. Even with our current debt balance, we maintain our protective cash cushion, ensuring our ability to navigate through any unexpected economic tightening in our industry.

EXECUTIVE COMPENSATION HIGHLIGHTS

Highlights of our compensation practices for Fiscal Year 2016 included:

•	No upward adjustment in the base compensation or incentive compensation formula for our CEO;

•	Continued input and advice from a compensation consultant;

•	Continued analysis of and reliance upon benchmarking data;

•	Continued implementation of a comprehensive “no fault” clawback policy;

•	Continuation of our Long Term Incentive Plan (the “LTI”);

•	Maintenance of our Stock Ownership and Retention Guidelines;

•	No awards of stock options;

•	No perquisites awarded to our NEOs other than an annual physical;

•	No written employment contracts, severance agreements, or golden parachutes with our current NEOs; and

•	Dedication to our transparent and true “pay for performance” philosophy driven by profit before tax.

CEO COMPENSATION (MR. MARTIN)*

	FY 2016	Metric*	FY 2015	% Metric*	Change

Base Salary	$750,000		$750,000		0.0%

Annual Incentive Award	$6,665,681	1.75%	$5,041,822	1.75%	32.2%

Long Term Incentive	$1,904,480	0.50%	$1,440,520	0.50%	32.2%

Total Compensation	$9,320,161		$7,232,342		28.9%

* The formula for Mr. Martin’s compensation remained unchanged for Fiscal Year 2016. The increase in the amount of his incentive compensation was solely related to the increase in the Company’s profits.

CORPORATE GOVERNANCE POLICIES

It is our goal to conduct our business in an environment defined by good governance practices. The following policies and practices are central to our governance practices at Thor:

•	Effective August 1, 2013, Thor separated the Chairman and Chief Executive Officer roles. Due to the fact that our Chairman is an Executive Chairman, Thor will continue to utilize an independent Lead Director as mandated by our Corporate Governance Guidelines, which are available on our website at www.thorindustries.com. Thor believes this structure is optimal at this time because it allows our CEO, Robert Martin, to focus on setting the strategy and vision of the Company and leading their execution while allowing our Executive Chairman, co-founder Peter Orthwein, to focus on leading the Board of Directors and providing Thor with direction on capital allocation (including acquisitions).

•	Thor maintains a classified Board. A repeated point of proxy advisory evaluation, this structure has intentionally been maintained to ensure continuity. The uniqueness of our industry, as outlined in more depth below, and the importance of the Board having members with a firm understanding of its nuances drive the decision to maintain the classified board structure. It is Thor’s philosophy to maintain a small, active board, which further necessitates the need for continuity of the Board and supports the maintenance of our classified structure.

•	In Fiscal Year 2017, the Board will seek amendment to our bylaws to require a majority vote for the election of our directors, foregoing the plurality standard that has been in place since our inception.

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•	The Compensation and Development Committee is composed solely of independent directors.

•	Willis Towers Watson, the Compensation and Development Committee’s independent consultant, is retained directly by the Committee.

•	The Compensation and Development Committee conducts an annual review of Thor’s compensation practices, considers the alignment of the compensation program with Thor’s strategic objectives, including attracting and retaining industry leading talent, measures the risks that may be presented by our compensation practices, measures our executive compensation against appropriate benchmarks, and ensures that the Company’s pay practices are aligned with the interests of our Shareholders.

•	In Fiscal Year 2013, we adopted stock ownership and retention guidelines for both our executive officers and our Board. In Fiscal Year 2015, we increased our retention requirements for our directors to three (3) times their annual cash retainer.

•	Thor prohibits our executives and directors from engaging in hedging, pledging, or short transactions with respect to Thor shares.

•	Thor has no perquisites for our executive officers other than an annual physical.

•	Thor maintains a clawback policy that applies to both our equity and non-equity incentive compensation programs and requires recoupment of any incentive compensation paid within the last three (3) years that is subsequently determined to have been paid upon erroneous financial statements that require a restatement regardless of the cause of the restatement (i.e. fraud is not required before recoupment is mandated).

•	Thor has no agreements with its executives requiring golden parachute cash payments upon a change in control.

•	Thor does not provide for “golden parachute” excise tax gross-ups or cash severance payments upon a change in control of the Company. In Fiscal Year 2016, Thor implemented a “double trigger” requirement for all change in control provisions.

•	Thor manages shareholder dilution, share usage, and overhang rates by limiting participation in our LTI, not using stock options as part of our compensation plan, and engaging in periodic stock buybacks.

Our Compensation Philosophy: Tying Pay to Performance

Our compensation philosophy is as simple as it is transparent. We believe our management team should be rewarded when, in an environment of good corporate governance and compliance, it delivers strong profitability that drives long-term shareholder value. In economically-challenged times, if earnings are suppressed and, consequently, our Shareholders do not realize the return in our stock that they reasonably expect, we believe our management’s compensation should be similarly affected. This philosophy was implemented as a cornerstone of the overall corporate strategy when Thor was founded in 1980. Our founders, Wade Thompson and Peter Orthwein, were the sole shareholders in 1980, and their objectives were well-founded when it came to compensating their management team: pay was largely incentive-based and was tied to the most important metric in our industry, net profit before tax (“NBT”). Messrs. Thompson and Orthwein were visionaries when it came to Thor’s basic “pay for performance” compensation philosophy. They also stressed the importance of simplicity, consistency, and transparency. Instead of a multi-tiered program that is subject to annual re-engineering, they devised a plan that was straightforward and transparent. Their rationale was clear: when properly incentivized, good managers will manage the various inputs that maximize profits and, in turn, create long-term shareholder value. On this premise, our founders developed the pay program that forms the core of Thor’s current pay program, our Management Incentive Program or “MIP”.

WE ARE DIFFERENT

Thor’s pay program calls for a reasonable base salary plus an opportunity for awards under our MIP and LTI. Both the MIP and LTI awards are based on Thor’s NBT. Our continued use of this single-factor system (discussed in greater detail below) reinforces the idea that simplicity and transparency are the hallmarks of our program. While our program is an outlier from the multi-factored, multi-tiered programs used by many publicly-traded companies that are seemingly under constant revision and reconsideration, it is time-tested to attract and retain essential talent in our people-driven industry, to deliver results to our Shareholders, and to align well with benchmarking with companies in our industry and of our size. As it’s a pay philosophy that has driven, and continues to drive, results for our Shareholders, we are reticent to change it without a firm belief and convincing indications that the change would somehow be for the better of our Shareholders. Our Compensation and

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Development Committee, our entire Board, and our management team take this very seriously. Adjusting our plan simply to match what other public companies do just to be able to say that our plans are similar will never be an option for us.

Not only do complicated pay structures that are ever-shifting in design and the factors they use fail to offer the transparency upon which we insist for our management team and for our Shareholders, but they also have been tried in our industry, and have failed as often as they have been tried. The resultant impact of those programs has been the demise of what were once great competitors, proving the crucial importance of a simple, fair compensation program to the long-term success of an RV company. In the RV industry, if a company loses its key asset, its people, due to its pay program being viewed as being more complicated and/or being beyond the control of the employees, the company falters. When you consider this reality in context of the geographic concentration that defines our industry, the potential loss to a company that offers a program that is not favored by its employees will be both devastating and immediate. The loss of a talented employee typically delivers twice the blow to Thor or any other RV company as that talented employee not only leaves, causing a decline in talent at the former employer, but, most often, that individual becomes employed by a competitor who is intent on taking market share. Undeniably, our compensation program is an essential element of our success. History has proven its ability to deliver results to our Shareholders, and the future success of the Company depends, in many ways, on its maintenance.

Thor’s compensation philosophy has driven a string of 36 unbroken years of profitability in a cyclical industry that is particularly sensitive to the national economic climate due to the highly discretionary demand for our products. We believe we are the only Company in our industry that can claim this, and we believe our compensation program, which immediately adjusts downward when profits decline, is a major reason. In recent years, benefitting from strong growth in our industry as well as from our own performance, we have set record upon record in both the top and bottom lines. Both management and our Board believe that the MIP has been a consistent and instrumental force in delivering these positive results. The MIP incentivizes key employees to think and manage like owners seeking to maximize earnings within the confines of good corporate governance. The ultimate objective of the implementation of our philosophy is the same as it was when we started in 1980 and our Shareholder body was limited to our two founders: to inspire management to maximize long-term shareholder value.

While the MIP is a single-factor system, any notion that the multiple contributing factors to our Company’s success, both long-term and short-term, are therefore underappreciated is belied by our Company’s history, which includes a continued investment in our future through both capital expenditures and strategic acquisitions. In Fiscal Year 2016, for example, our capital expenditures exceeded $51 million. We also invested nearly $600 million in the Jayco acquisition, which is intended to offer significant long-term return for our Shareholders. Investments benefiting both short-term performance and the long-term horizon are the core of our strategic plan.

Acquisitions

Capital Expenditures

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Our MIP program is transparent. We do not change the metrics used in our system to fit the economic times of our Company. We do not believe that a dynamic pay plan that adjusts metrics to increase or decrease compensation paid to our NEOs would offer a better solution for our Shareholders. We count on our MIP to incentivize our team. And it works. Unless and until we become convinced that an alternate design would increase our results to the Shareholders, we have stayed true, and will stay true, to the program that has contributed so significantly to our success. Our compensation plan links our management team’s pay directly to the earnings of our Company, and, in so doing, aligns itself most closely with the long-term return to our Shareholders.

In Fiscal Year 2012, our incentive compensation was revised to include a long-term element awarded in Restricted Stock Units (RSUs) that vest over three (3) years. This program was established using the same factor as MIP, net income before taxes. Thor is well aware of a predominating view that multiple factors should be included when determining incentive-based compensation. While great consideration has been given to adjusting Thor’s programs to add additional factors, no changes have been made. As it has done in prior years, our Compensation Committee engaged in a thorough evaluation of alternative LTI programs. This process led to the conclusion that our current program best aligns with the return to our Shareholders and that any factor that would be added as a component to the LTI program is already a focus of management because any such factor is essential to driving NBT. Ultimately, our Compensation Committee determined that, at this time, it is in the best interest of our Shareholders to make no changes to the LTI.

Overall, the design of our compensation program remains as it was in prior fiscal years, but the lack of change should not be understood as a suggestion that either our Compensation Committee or our management team has not engaged in a thorough evaluation of alternative solutions. Instead, it should be understood that after a very critical evaluation of our system and various alternative solutions, it was concluded that, at this time, there simply was not a better solution to improve alignment with our Shareholders. A tried and true system that has proven its ability to drive results for our Shareholders is not one that should be disregarded lightly even when the popular trend is to gravitate to multi-factored programs. Unless and until a program design change promises to better align our compensation with our Shareholders, neither the Compensation Committee nor management feels compelled to make a change solely to fall in line with current popular practices that work very well for other publicly-traded companies who exist in more typical commercial environments. Our industry is unique. And our program works very well in our industry.

Why is the RV industry unique? The vast majority of the operations of our competitors in the RV industry are located within 50 miles of any one of our Indiana facilities. This creates an ease of job transferability for nearly all employees within the industry. A job change within our industry rarely demands relocating, changing schools, or leaving family and/or established friends, making the threat of losing key personnel omni-present. When this reality is considered with the fact that our industry is fundamentally a people-driven industry where the difference between success and failure is often defined by the people employed, the combination of those factors make our pay plan an essential element of our success. While only one of our competitors (Winnebago: WGO) is publicly-traded and, therefore, discloses its compensation program, we nevertheless become well aware of the compensation practices of our privately-held competitors as a result of the ever-

present migration of employees within in our industry. In the RV industry, cash-based incentive plans predominate, and given that most of our competitors are indeed private, equity awards are rarely a significant factor in their compensation plans.

Finally, because Thor’s true competitors, save one who is of a markedly smaller size and does not offer a meaningful comparison, do not publicly disclose their pay programs or financial performances, no peer group that would offer a reasonable basis for comparison exists. A comparison against Thor’s compensation pay group on various factors such as ROA, ROE, Earnings, Margins, Cash Flow, or TSR would lead to a comparison of the incomparable, yielding results that offer questionable benefit to our Shareholders. The RV industry marches to the beat of its own drummer. It is often the first to feel recessionary effects and the first to recover when the economy bounces back. Comparing an RV company’s performance by any measure to a company not in our industry is simply not a realistic measure of how our Management team has performed. For this reason, we have not altered our program.

While we appreciate that a history of successful Say on Pay votes does not suggest any favorable votes in the future, our history of high votes of approval (our lowest is approximately 96%) sends a message that our Shareholders agree with our philosophy and understand its importance to our future. Because we always welcome Shareholder input on our compensation program, in Fiscal Year 2014, we established a dedicated shareholder outreach program. Consistent with our prior Say On Pay voting results, we have received overwhelming support from our Shareholders on our unique plan.

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Shareholder Understanding and Feedback is Important to Us

During Fiscal Year 2014, we began to solicit input and feedback on our compensation program from our Shareholders. The response to date has been overwhelmingly supportive of our program. We will continue to take advantage of opportunities to do so in the future as Shareholder understanding and feedback is important to us. Our Director of Corporate Development and Investor Relations, Jeff Tryka, coordinates these discussions for us. Feel free to contact Jeff if you have questions or wish to provide feedback about our compensation program. He can be reached at (574) 970-7912 or investors@thorindustries.com.

In addition to the “pay for performance” principles first adopted by our founders in 1980, our Compensation and Development Committee is guided by the following principles:

1.	Use of Benchmarking. We benchmark our executive compensation levels to our compensation peer group and to the market generally to ensure that our pay practices are in line with recognized practices of like-sized manufacturing companies.

2.	Work with Compensation Consultant.

3.	Seek to Attract and Retain Top Level Talent. The Committee ensures that our pay practices are competitive with industry competitors who are our local competition for talent.

4.	Align the Pay Plan with Shareholder Interests. The Committee supports a pay plan that places a significant portion of our executives’ pay at risk, making it variable and dependent upon the pre-tax profits of our business.

5.	Incentivize Sustained Profitability. The Committee promotes a pay plan that incentivizes our executives to deliver sustained profitability for our Shareholders within the guidelines of good corporate governance. The three year vesting schedule for LTI not only helps retain key talent, but also incentivizes Management to perform over the long term.

6.	Identify and Manage Risk. Our Committee evaluates and seeks to minimize risk exposure that is inherent in any pay for performance plan. A strong “no fault” clawback policy, discussed below, helps mitigate the risk as does diligent review and audit of the process that results in compensation decisions.

7.	Review and Evaluate Tally Sheets.

8.	Avoid Change in Control or Post-Employment Obligations for our Top Executives.

9.	Avoid Significant Perquisites for our Executives.

10.	Maintaining a Simplistic, Transparent Pay Program. Options are not awarded. Our NEOs get no “other compensation” and/or perqs that are not paid to all of Thor’s full-time employees other than an annual physical.

Our NEO Compensation For Fiscal Year 2016

BASE SALARY

Base salaries are part of a comprehensive compensation package paid to our executives and are determined accordingly so that the overall compensation package payable to an executive in any given year is commensurate with relevant factors such as benchmarking, experience, talent, contribution, industry standards, expectations, and performance.

On an annual basis, all employees’ base salaries are reviewed for possible adjustments. Adjustments, though, are not automatic. Instead, they are determined in conjunction with available benchmarking data and/or merit-based factors, driven either by exceptional performance or promotion that often is rooted in experience with our Company. For our executives, the Compensation and Development Committee considers the market practices of our peer group as a guide for recognized ranges of compensation.

For Fiscal Year 2016, Ken Julian, received a base salary increase which was intended to align his base salary with available benchmarking data and to recognize him not only for his outstanding performance, but also for a significant increase in his responsibility extending far beyond the scope of responsibility typically managed by Vice Presidents of Administration and Human Resources.

For Fiscal Year 2016, Colleen Zuhl, received a base salary increase which was intended to align her base salary with available benchmarking and to recognize her for her outstanding performance.

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VARIABLE INCENTIVE COMPENSATION

For Fiscal Year 2016, our NEOs’, including our CEO, compensation was approximately 83% incentive-based pay. Our philosophy promotes this type of heavy reliance on variable performance-based pay.

Cash Incentive Awards  Cash incentive compensation consists of our MIP outlined above. In Fiscal Year 2015, we eliminated all planned discretionary awards for our NEOs. The financial metrics for the performance-based cash incentive compensation for our NEOs are determined prior to our Fiscal Year or within the abbreviated window allotted by Section 162(m) of the Code. Our Compensation and Development Committee considers non-financial, compliance, and other qualitative performance factors in determining actual compensation payouts for executive officers. The amount of cash incentive compensation for our NEOs is generally determined and paid on a quarterly basis. As discussed below, our Board of Directors also has the ability, on a no-fault basis, to seek recoupment or clawback of any incentive-based compensation paid within the last three (3) years that is ultimately determined to have been based upon financial statements that require a subsequent restatement.

For Fiscal Year 2016, the incentive formulas for our MIP and cash payouts for our NEOs were as follows:

Name	Performance Metric [1]	Award

Peter B. Orthwein	0.25% of Company Pre-Tax Profit	$952,241
Robert W. Martin	1.75% of Company Pre-Tax Profit	$6,665,681
Colleen Zuhl	0.2% of Company Pre-Tax Profit	$761,792
Todd Woelfer	0.175% of Company Pre-Tax Profit	$666,568
Kenneth D. Julian	0.12% of Company Pre-Tax Profit	$457,075

The receipt of the cash incentive compensation is contingent upon the executive being employed with the Company or an operating subsidiary at the time of payment and certification by our Compensation and Development Committee that the amount proposed to be paid under the Plan is consistent with the pre-determined formulas and that there is no cause to consider payment of a lesser amount.

Long-Term Equity Incentive Plan  In 2012, our Compensation and Development Committee approved a performance-based equity incentive plan, our LTI, for certain corporate executives and key managers at Thor’s subsidiaries.

Like the MIP, the LTI uses net profit before taxes adjusted for certain items as the metric to determine the awards granted under the plan. The LTI creates incentive among not just certain corporate executives, but also our management teams at our operating subsidiaries. The inclusion of key management personnel at the operating subsidiary levels acts to further incentivize pre-tax net profit improvement, all to the benefit of our Shareholders. As referenced above, we are mindful that our LTI uses the same metric as our MIP. Like all elements of our compensation program, we evaluate the LTI annually. In this process, we have considered adding additional metrics to this program. After a thorough review, and for the reasons outlined above, we elected to leave the LTI as a single metric.

The LTI awards restricted stock units instead of cash. Participants remaining as employees of our Company or one of its subsidiaries through the vesting period described below will become owners of Company stock, further aligning their interests with those of our Shareholders.

Importantly, the restricted stock units will vest in three (3) equal annual installments on the first, second, and third anniversary dates of the grant. This incentivizes management to think like owners and focus on long-term performance to the benefit of our Shareholders. If the participant ceases to be employed by the Company or one of its subsidiaries, he or she will immediately forfeit all restricted stock units awarded under the LTI that have not vested, in the absence of a discretionary adjustment by the Compensation and Development Committee. This vesting provision will further assist us in our efforts to retain our key talent.

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Compensation Discussion and Analysis

In Fiscal Year 2016, the LTI awards for our NEOs were as follows:

Name	Performance Metric [1]	Award

Peter B. Orthwein (2)	N/A	—
Robert W. Martin	0.5% of Company Pre-Tax Profit	$1,904,480
Colleen Zuhl	0.2% of Company Pre-Tax Profit	$761,792
Todd Woelfer	0.175% of Company Pre-Tax Profit	$666,568
Kenneth D. Julian	0.175% of Company Pre-Tax Profit	$666,568

(1) The calculation for determining the awards issued under the LTI plan is based upon pre-tax profits.

(2) Mr. Orthwein was not granted an equity award under our LTI due to his significant equity holdings as a founder of our Company

ADDITIONAL COMPENSATION ELEMENTS

Benefits and Perquisites  True to our simplistic and transparent compensation philosophy, our executives generally do not receive perquisites. Our NEOs participate in the same benefit plans available to all full-time employees of the Company. There are no benefits offered to our NEOs that are not available to our broader employee population with the singular exception of a requested annual physical to track the health of our NEOs.

Retirement Plans  Our Company does not offer retirement plans to our NEOs. Furthermore, our NEOs are excluded from eligibility in our company-sponsored 401(k) plan, but may participate in our Deferred Compensation Program that is available to all full-time employees who are precluded from participating in our 401(k) program.

Stock Ownership and Retention Guidelines  In Fiscal Year 2013, our Board adopted stock ownership guidelines for our NEOs and our Board. In Fiscal Year 2015, our Board’s ownership guideline was increased to three (3) times the Board retainer amount. The guidelines require retention of the following levels of stock:

Title	Stock Level

Chief Executive Officer	5 times base salary
Other NEOs	3 times base salary
Board of Directors	3 times base annual retainer

Our NEOs and Board of Directors must satisfy the requirement within five (5) years of, in the case of our NEOs, the date of their first LTI award at their current position or, in the case of the Board of Directors, the date of their first annual award.

Clawback Policy  As mentioned above, on a “no fault” basis, our Board of Directors is required to claw back any incentive-based compensation paid to any employee within three (3) years of the issuance of any restated financial statement if such restated financial statement impacts the amount of incentive compensation that should have been paid under any incentive based pay program.

Anti-Hedging and Pledging Policy  Our Company prohibits our executive officers and members of its Board of Directors from engaging in any hedging transactions, transacting short sales, or pledging any Company stock.

Severance Plans and Change in Control Agreements  Our Company does not typically enter into written employment agreements for severance or for compensation in the event of a change in control. Our key employees are important to the Company’s long-term success and their value is determined by their efforts to improve our performance. From those efforts, these employees create their own protection in the event of a change in control or employment circumstance. Currently, none of our NEOs have such an agreement with the Company.

The Thor Industries, Inc., 2010 Equity and Incentive Plan (our “2010 Plan”) specifies that, upon the occurrence of a change in control, all options and/or restricted stock and restricted stock unit awards will automatically become vested and exercisable in full and all restrictions or conditions, if any, on any restricted stock or restricted stock unit awards will automatically lapse. In Fiscal Year 2015, the Board voted to amend this plan commencing with restricted stock units awarded based on Fiscal Year 2016 results to require a “double trigger” before

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such shares would vest. The “double trigger” provides that vesting would occur only in the occurrence of both a Change in Control (as defined in the 2010 Plan) and a corresponding change in employment status. This “double trigger” requirement is a key element to the 2016 Plan that is submitted to the Shareholders as a voting matter at this year’s Annual Meeting.

The aggregate value of change in control and termination benefits for each NEO is summarized below under the subheading, “Potential Payments Upon Termination or Change in Control and Agreements with Resigning Officers” on page 45.

Tax Deductibility  Section 162(m) of the Internal Revenue Code (“Code”) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by Shareholders, are excluded from the deduction limit. Our Compensation and Development Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent it believes it is practical and in our best interests and the best interests of our Shareholders. However, to retain highly skilled executives and remain competitive with other employers, our Compensation and Development Committee has the right to authorize compensation that would not be deductible under Section 162(m) of the Code or otherwise.

Section 409A of the Code  Our compensation plans and programs are designed to comply with Section 409A of the Code, which places strict restrictions on plans that provide for the deferral of compensation.

HOW WE MAKE COMPENSATION DECISIONS AND WHY WE MADE THEM FOR FISCAL YEAR 2016

The Compensation Committee  As referenced above, our Compensation and Development Committee is responsible for the oversight of our compensation plan. Each year, the Compensation and Development Committee engages in a thorough evaluation of the performance of our NEOs.

The Board of Directors conducts a review of Mr. Orthwein as Executive Chairman and Mr. Martin as CEO. These evaluations are significant factors to the Committee as it determines the base salary and incentive compensation elements of the compensation plans for the Executive Chairman and CEO. It should be noted, however, that Mr. Orthwein’s compensation, particularly in the LTI component where he receives no award, is intentionally suppressed despite his outstanding performance. This is done because, as a founder of the Company, Mr. Orthwein enjoys a strong position in our Company’s stock.

For the other NEOs, the Executive Chairman and CEO evaluated each NEO’s individual performance and recommended a tailored compensation plan for that individual to the Compensation and Development Committee. Messrs. Orthwein and Martin work together to conduct such evaluations and develop appropriate recommendations. The Compensation and Development Committee then reviews and votes to approve or modify these recommendations.

For more information on the Compensation and Development Committee, view our Corporate Governance Section of this Proxy Statement. Additionally, the Compensation and Development Committee’s charter can be found on our website at www.thorindustries.com.

Our Independent Compensation Consultant  In Fiscal Year 2016, The Compensation and Development Committee directed an extensive bidding and interview process through which it reviewed information from and interviewed the top compensation consulting firms in the country. Through this process, the Committee determined that Willis Towers Watson was best-suited to serve the Committee. Willis Towers Watson reports directly to the Committee, and the Committee is empowered to retain or replace Willis Towers Watson or hire additional consultants at any time. A representative of Willis Towers Watson regularly attends the Committee meetings and provides data and advice to the Committee throughout the year. Additionally, a representative from Willis Towers Watson regularly meets in executive session with the Committee.

Willis Towers Watson’s role is to provide market and peer group data and to advise the Committee on compensation-related decisions.

During Fiscal Year 2016, the Compensation Consultant provided the following services to the Committee:

•	Provided periodic reports of executive compensation trends;

•	Provided peer group analysis, including benchmarking data, supporting recommendations for the Company’s executive compensation;

•	Reviewed drafts and commented on elements of the Company’s Compensation Discussion and Analysis;

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•	Advised the Committee of regulatory developments (e.g. pay ratio rule); and

•	Modeled and evaluated alternative pay programs.

In Fiscal Year 2016, the total fees and expenses attributable to the Compensation Consultant were $122,209.

Our Compensation Peer Group Importantly, Willis Towers Watson assists the Committee in determining an appropriate compensation peer group. Our Company has a unique challenge in its peer review process as, with the single exception of Winnebago, none of the companies with whom we compete for talent are publicly-traded and, therefore, our competitors do not publicly disclose their compensation practices. Geographic proximity to our competitors makes the competition for key talent an ever-present challenge. Our compensation plans are developed with the knowledge of the plans of these key, non-public competitors in mind and are designed to attract and retain industry-leading talent through a program that is reasonable and heavily tied to our Company’s performance. In Fiscal Year 2016, as it has previously, Thor benchmarked its executive pay against a peer group of publicly-traded companies and used this data in conjunction with our own industry-specific knowledge in evaluating its executive compensation practices. The Compensation and Development Committee periodically reviews and, as indicated, updates the peer group. Our general guidelines for our peer group are to include companies that are one-half to two times our revenue; however, our current makeup of peers is slightly more conservative. None of our competitors that fall in that range of revenue publicly disclose their compensation data so none of our competitors are included in this group. However, our peer group represents manufacturing companies of similar size, profitability, and market capitalization. Additionally, we sought to identify manufacturing firms that introduce their products to market through dealerships or franchises. Beyond these factors, however, there is no true basis for comparison between Thor and these companies. While the compensation peer group is not comprised of our market competitors, it nevertheless provides a somewhat meaningful basis for market comparison of our executive compensation packages particularly now that we have three years of data to help monitor trends within the group. We believe the peer group below represents as good a comparator group as can currently be found for our Company.

Our peer group for Fiscal Year 2016 consisted of the following companies:

Actuant Corporation

Briggs & Stratton Corp.

FLIR Systems, Inc.

Leggett & Platt, Inc.

Armstrong World Industries, Inc.

Fortune Brands Home & Security, Inc.

Polaris Industries, Inc.

Brunswick Corporation

Harley-Davidson, Inc.

AO Smith Corp.

Cooper Tire & Rubber Co.

Lennox International, Inc.

Regal Beloit Corporation

Toro Co.

American Axle Manufacturing, Inc.

In evaluating the competitiveness and reasonableness of our executive compensation practices, we analyze the peer group’s compensation data as reported in their most recent proxy statements. In this process, we measure actual pay data with comparable NEOs and the aggregate NEO compensation. We also evaluate the fixed and incentive-based variables of our compensation program as compared to the peer group. This information is then presented to the Committee for its consideration as it determines the appropriate compensation of our executive officers.

The Impact of Our CEO Transition Upon Proxy Advisory Firms Analytics  In Fiscal Year 2013, we put a succession plan in motion that, effective as of August 1, 2013, triggered the separation of our Chairman and Chief Executive Officer roles. Peter Orthwein stepped down as CEO and assumed the role of Executive Chairman of the Board while Robert Martin, our former Chief Operating Officer, ascended to the CEO position. During the CEO tenures of our founders, Wade Thompson and Peter Orthwein, the Company paid its CEOs far below benchmarking norms because they were significant shareholders of the Company. With the change in leadership from our co-founder, Mr. Orthwein, to Mr. Martin, Thor sought to pay Mr. Martin in a manner consistent with both its compensation philosophy and our compensation peer group benchmarks, and in doing so “normalized” our CEO pay to our peer group benchmarks.

This process of “normalizing” our CEO pay results in a short-lived anomaly that yields misleading analytics that suggests a much greater disconnect between our TSR and our CEO pay. The CEO pay grew at a higher rate simply because the pay was normalized to the industry from the under-market pay of our co-founder, Peter Orthwein, when he was CEO. In addition to a thorough benchmarking process, Thor regularly performs analysis of its pay program to measure the alignment between the relative changes to TSR

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Compensation Discussion and Analysis

and CEO pay. To test Mr. Martin’s pay package against the Company’s recent TSR performance over the last five (5) years, Thor ran comparisons between the TSR trend and our CEO pay trend, assuming Mr. Martin’s pay package was in place during all three years, eliminating the anomaly created by the transition from Mr. Orthwein’s below-market pay. The resultant measure showed a number well within the “low concern” threshold level for Institutional Shareholder Services, Inc. (“ISS”). Glass, Lewis & Co., LLC utilizes alternative analytics and Thor attempted to model these as well and received similar favorable results. Use of Mr. Martin’s package as the CEO pay model shows that the pay yielded by his pay package is extremely well-aligned with our TSR performance. The favorable results are reassuring but not unexpected as our Compensation and Development Committee, with the assistance of its compensation consultant, follows these analytics closely to ensure proper alignment.

MEASURING THE ALIGNMENT: EVALUATING THE RELATIONSHIP BETWEEN OUR FISCAL YEAR 2016 PERFORMANCE AND OUR COMPENSATION

As noted above, our founders developed a pay strategy that was specifically intended to align pay with Company performance, which, in turn and assuming a rational marketplace over time, aligns the pay with TSR. In application, this philosophy has worked exceedingly well. Last year was no exception. Our Company had a great 2016 and results from continuing operations include:

•	Company Record Total Sales of $4.58 billion, up nearly 14.4% from Fiscal Year 2015’s prior record level;
•	Record High Net Income from continuing operations of $258 million, up nearly 27.7% from Fiscal Year 2015’s prior record level;

•	Towable RV sales up 7.8% over Fiscal Year 2015;

•	Motorized RV sales up 25.7% over Fiscal Year 2015; and

•	Diluted Earnings Per Share from continuing operations of $4.91, up nearly 29.6% from Fiscal Year 2015’s prior record level.

The success of our philosophy is demonstrated by the relationship between Company performance and NEO compensation. The chart below compares the percentage growth of our CEO’s (Mr. Martin) compensation to the percentage growth of our net income from continuing operations before taxes for Fiscal Year 2016. Mr. Martin’s base salary and performance metrics for incentive compensation remain unchanged year over year. In Fiscal Year 2016, earnings before tax from continuing operations increased by 30.9%. Driven solely by an increase in NBT, the compensation of Mr. Martin increased by 28.9%.

Year Over Year Comparison

Application of our compensation philosophy results in NEO compensation that is heavily determined by variable incentive-based pay. The graphs below depict the relative breakdown between base salary and variable incentive pay as reported in the Summary Compensation Table.

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Compensation Discussion and Analysis

Fiscal Year 2016 Compensation Breakdown

As demonstrated in the charts above, implementation of our philosophy resulted in approximately 92% of our CEO compensation and over 71% of our other NEO compensation being variable performance-based compensation for Fiscal Year 2016. Keeping in mind that our founder, Peter Orthwein, receives no incentive-based LTI award given his large share holdings in Thor, the charts above still reveal a heavy dependency of the pay program on variable, performance-based compensation. While our Compensation and Development Committee maintains discretion to issue appropriate and necessary bonuses to our NEOs to ensure retention of key talent and also to ensure that formulaic bonuses are earned in the context of good governance, ethics, and business practices, the performance-based incentive compensation portion of the NEO compensation generally increases and decreases based upon the profitability of the Company.

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Report of the

Compensation and

Development Committee

We, the Compensation and Development Committee of the Board of Directors of Thor Industries, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with Management. After its review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the Fiscal Year ended July 31, 2016.

The Compensation and Development Committee

Jan H. Suwinski, Chair

Andrew E. Graves

Wilson Jones

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Interlocks, Insider Participation, and Risk Assessment

Compensation Committee Interlocks And Insider Participation

The Compensation and Development Committee is comprised entirely of the three (3) independent directors listed on the previous page. No member of the Compensation and Development Committee is a current or, during our Fiscal Year 2016 or anytime before, was a former officer or employee of the Company or any of its operating subsidiaries. During Fiscal Year 2016, no member of the Compensation and Development Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In Fiscal Year 2016, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation and Development Committee of the Company.

Compensation Risk Assessment

As our Compensation and Development Committee evaluates our compensation programs, it considers many areas of risk potentially associated with the various programs as well as steps that can be taken to mitigate those risks. This process includes consideration of many factors, including:

•	Oversight of the business and our MIP and LTI provided to our NEOs and our Board.

•	Our entrepreneurial culture, which we believe encourages employees to think like owners.
•	Our internal controls, which we believe have been strengthened over the past several years and are consistently reviewed for further opportunity of improvement.

•	Rigorous internal audits that are conducted throughout our Company on a regular basis.

•	Our enterprise risk management program, an annual assessment of the risks facing our Company led by senior management.

•	Stock Ownership Guidelines that encourage long-term value creation.

•	The performance criteria of our MIP and LTI programs which emphasizes overall business results over individual performance.

•	Linear award calculations under our MIP and LTI, with no steep payout curves or disproportionate increases in compensation payout thresholds that might create incentives to take greater risks for greater rewards.

•	The same metric – pre-tax profits – used each year; this metric has not been changed to take advantage of any benefits associated with short-term circumstances.

•	Our ability to consider non-financial, compliance, and other qualitative performance factors in determining actual compensation payouts for executive officers.

•	Our ability to use downward discretion and claw back payments.

•	Finance officers of each of our operating subsidiaries report to our Chief Financial Officer.
•	The relative performance of the pay program as assessed through the analytics utilized by shareholder advisory firms, which allows for dynamic monitoring of the pay program’s alignment with our compensation group peers and our own performance.

Management and the Compensation and Development Committee will continue to regularly evaluate the risks associated with our compensation programs and will consider changes necessary to prevent incentives to take excessive risk. As a result of our most recent evaluation, we do not believe that our compensation programs created risks that are reasonably likely to have a material adverse affect on the Company. To the contrary, we believe that the programs promote sound business judgment and align employee performance with the realization of the Company’s strategic plan and maximization of shareholder value.

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Executive Compensation

Executive Compensation

The following tables, narrative, and footnotes disclose the compensation paid to the Named Executive Officers of the Company. The Named Executive Officers include the: Executive Chairman; Chief Executive Officer; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel, and Corporate Secretary; and Vice President of Administration and Human Resources.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes the total compensation awarded to our Named Executive Officers in Fiscal Year 2016, Fiscal Year 2015, and Fiscal Year 2014.

Name and Principal Position	Year	Salary $[1]	Bonus $[2]	Share Awards $		Option Awards $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $

Peter B. Orthwein	2016	500,000	–	–		–	952,421[3]	–	–	1,452,241
Executive Chairman	2015	750,000	–	–		–	1,440,520	–	–	2,190,520
	2014	750,000	–	–		–	1,238,970	–	–	1,988,970
Robert W. Martin	2016	750,000	–	1,904,480	[4]	–	6,665,681[5]	–	–	9,320,161
President and Chief	2015	750,000	–	1,440,520		–	5,041,822	–	–	7,232,342
Executive Officer	2014	750,000	–	1,238,970		–	4,336,396	–	–	6,325,366
Colleen Zuhl	2016	600,000	75,000[6]	761,792	[7]	–	761,792[8]	–	–	2,198,584
Senior Vice President	2015	500,000	–	432,156		–	432,158	–	–	1,364,314
and Chief Financial Officer	2014	454,423	150,000	247,794		–	185,846	–	–	1,038,063
Todd Woelfer	2016	500,000	75,000[9]	666,568	[10]	–	666,568[11]	–	–	1,908,136
Senior Vice President, General	2015	500,000	–	432,156		–	432,158	–	–	1,364,314
Counsel, and Corp. Secretary	2014	496,923	150,000	247,794		–	185,846	–	–	1,080,563
Kenneth D. Julian	2016	500,000	–	666,568	[12]	–	457,076[13]	–	–	1,623,644
VP of Administration	2015	400,000	–	432,156		–	259,294	–	–	1,091,450
and Human Resources	2014	345,692	100,000	247,794		–	123,628	–	–	817,114

(1)  All compensation figures in this table are rounded to the nearest dollar amount.

(2)  The amounts in this column reflect the payment of discretionary bonuses.

(3)  This amount consists of a non-equity incentive plan award paid to Mr. Orthwein for Fiscal Year 2016 equal to 0.25% of our pre-tax profits for each fiscal quarter during the Fiscal Year.

(4)  This amount consists of an equity incentive plan award paid to Mr. Martin for Fiscal Year 2016 which was based on a formula equal to 0.5% of our pre-tax profits.

(5)  This amount consists of an non-equity incentive plan award to Mr. Martin in Fiscal Year 2016 which was based on a formula equal to 1.75% of our pre-tax profits for each fiscal quarter during the Fiscal Year.

(6)  This amount consists of a discretionary award to Mrs. Zuhl in recognition of her efforts related to the Jayco transaction.

(7)  This amount consists of an equity incentive plan award to Mrs. Zuhl for Fiscal Year 2016 which was based on a formula equal to 0.20% of our pre-tax profits.

(8)  This amount consists of a non-equity incentive plan award to Mrs. Zuhl for Fiscal Year 2016 which was based on a formula equal to 0.20% of our pre-tax profits for each fiscal quarter during the Fiscal Year.

(9)  This amount consists of a discretionary award to Mr. Woelfer in recognition of his efforts related to the Jayco transaction.

(10)  This amount consists of an equity incentive plan award to Mr. Woelfer for Fiscal Year 2016 which was based on a formula equal to 0.175% of our pre-tax profits.

(11)  This amount consists of a non-equity incentive plan award to Mr. Woelfer for Fiscal Year 2016 which was based on a formula equal to 0.175% of our pre-tax profits for each fiscal quarter during the Fiscal Year.

(12)  This amount consists of an equity incentive plan award to Mr. Julian for Fiscal Year 2016 which was based on a formula equal to 0.175% of our pre-tax profits.

(13)  This amount consists of a non-equity incentive plan award to Mr. Julian for Fiscal Year 2016 which was based on a formula equal to 0.12% of our pre-tax profits for each fiscal quarter during the Fiscal Year.

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Executive Compensation

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2016

The following table summarizes the grants made to each of our NEOs for Fiscal Year 2016 under our 2010 Plan or other plans or arrangements.

Name	Grant Date	Estimated Future Payouts Under Non Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Share Awards: Number of Shares or Units	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Share and Options Awards[1]
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

Peter B. Orthwein [2]											–
Robert W. Martin					(3)	(3)	(3)				$1,904,480
Colleen Zuhl					(4)	(4)	(4)				$761,792
Todd Woelfer					(5)	(5)	(5)				$666,568
Kenneth D. Julian					(6)	(6)	(6)				$666,568

(1)  Represents the fair value per share of awards as of the grant date pursuant to FASB ASC Topic 718.

(2) Mr. Orthwein was not granted an equity award under our LTI due to his significant equity holdings as a founder of our Company.

(3)  As shown under the column “Share Awards” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Martin was granted a performance-based equity incentive award under the 2010 Plan payable in restricted stock units equal to 0.5% of our pre-tax profits during Fiscal Year 2016 (the actual amount of this award was $1,904,480). The restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of issuance of such stock units. Because this award is based on a percentage of our pre-tax profits, it is impossible to calculate thresholds, targets, or maximum amounts for such award.

(4)  As shown under the column “Share Awards” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mrs. Zuhl was granted a performance-based equity incentive award under the 2010 Plan payable in restricted stock units equal to 0.20% of our pre-tax profits during Fiscal Year 2016 (the actual amount of this award was $761,792). The restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of issuance of such stock units. Because this award is based on a percentage of our pre-tax profits, it is impossible to calculate thresholds, targets, or maximum amounts for such award.

(5)  As shown under the column “Share Awards” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Woelfer was granted a performance-based equity incentive award under the 2010 Plan payable in restricted stock units equal to 0.175% of our pre-tax profits during Fiscal Year 2016 (the actual amount of this award was $666,568). The restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of issuance of such stock units. Because this award is based on a percentage of our pre-tax profits, it is impossible to calculate thresholds, targets, or maximum amounts for such award.

(6)  As shown under the column “Share Awards” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Julian was granted a performance-based equity incentive award under the 2010 Plan payable in restricted stock units equal to 0.175% of our pre-tax profits during Fiscal Year 2016 (the actual amount of this award was $666,568). The restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of issuance of such stock units. Because this award is based on a percentage of our pre-tax profits, it is impossible to calculate thresholds, targets, or maximum amounts for such award.

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Executive Compensation

Executive Employment Agreements

Currently, none of our NEOs have written employment agreements.

Summary of Equity Compensation Plan

THOR INDUSTRIES, INC. 2010 EQUITY AND INCENTIVE PLAN

We adopted, and our Shareholders approved, our 2010 Plan. Our 2010 Plan is designed to enable us to obtain and retain the services of the types of employees and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of our Shareholders. Our Board approved our 2010 Plan on October 25, 2010. The maximum number of shares issuable under our 2010 Plan is 2,000,000 (subject to adjustment) of which a maximum of 1,000,000 shares can be awarded as restricted stock or restricted stock units.

Our 2010 Plan is administered by the Compensation and Development Committee (our “Committee”). Our Committee may consist solely of two or more members of our Board who qualify as “outside directors” within the meaning of Section 162(m) of the Code, and as “non-employee directors” under Rule 16b-3 as promulgated under Section 16 of the Exchange Act.

Eligibility Awards may be granted to our employees and directors and those individuals whom our Committee determines are reasonably expected to become employees or directors following the date of the grant of the award (“Participants”), provided that incentive stock options may be granted only to employees. Awards may be in the form of options (incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, performance compensation awards, and stock appreciation rights (collectively, “Awards”).

Options Options may be granted as incentive stock options (stock options intended to meet the requirements of Section 422 of the Code) or nonstatutory stock options (stock options not intended to meet such requirements) and will be granted in such form and will contain such terms and conditions as our Committee deems appropriate. The term of each option will be fixed by our Committee, but no incentive stock option may be exercisable after the expiration of ten (10) years from the grant date; provided, that, in the case of incentive stock options granted to a 10% shareholder, the term of such option may not exceed five (5) years from the grant date. The exercise price of each incentive stock option may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant; provided, that, in the case of incentive stock options granted to a 10% shareholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each nonstatutory stock option may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant. Our Committee will determine the time or times at which, or other conditions upon which, an option will vest or become exercisable. Payment in respect of the exercise of an option may be made in cash or by certified or bank check, or our Committee may, in its discretion and to the extent permitted by law, allow such payment to be made by surrender of unrestricted shares of Common Stock (with a fair market value equal to the exercise price) that have been held by the Participant for any period deemed necessary by our accountants to avoid an additional compensation charge, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have a fair market value equal to the exercise price, or through a broker-assisted cashless exercise program, a net exercise method, or in any other form of legal consideration that may be acceptable to our Committee.

Restricted Stock and Restricted Stock Units Our Committee may award actual shares of our Common Stock (“Restricted Stock”) or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of our Common Stock (“Restricted Stock Units”), which award may, but need not, provide that such Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred, or otherwise disposed of, pledged, or hypothecated as collateral for a loan or as security for the performance of an obligation or for any other purpose for such period (the “Restricted Period”) as our Committee shall determine. Subject to the restrictions set forth in the Award, Participants who are granted Restricted Stock generally will have the rights and privileges of a shareholder as to such restricted stock, including the right to vote such restricted stock. Cash dividends and stock dividends with respect to Restricted Stock may be withheld by our Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by our Committee. The cash dividends or stock dividends so withheld by our Committee and attributable to any particular share of Restricted Stock will be distributed to the Participant in cash or, at the discretion of our Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares. The Restricted Period shall

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Executive Compensation

commence on the date of the grant and end at the time or times set forth on a schedule established by our Committee in the applicable Award agreement. At the discretion of our Committee, cash dividends and stock dividends (“Dividend Equivalents”) also may be paid with respect to Restricted Stock Units which, if credited, shall be withheld for the Participant’s account and distributed upon the settlement of the Restricted Stock Unit. If the Restricted Stock or the Restricted Stock Units, as applicable, are forfeited, the Participant shall have no right to such dividends and/or Dividend Equivalents.

Performance Compensation Awards Our 2010 Plan provides our Committee with the authority, at the time of grant of any Award (other than options and stock appreciation rights granted with an exercise price or grant price equal to or greater than the fair market value per share of stock on the date of the grant), to designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, our 2010 Plan provides our Committee with the authority to make an Award of a cash bonus to any Participant and designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

The maximum performance compensation award payable to any one Participant under our 2010 Plan for a Performance Period is 2,000,000 shares of our Common Stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof, as determined by our Committee. If the performance compensation award is in the form of Restricted Stock or Restricted Stock Units, then the maximum performance compensation award payable to any one Participant for a Performance Period is 1,000,000 shares of our Common Stock. The maximum amount that can be paid in any calendar year to any Participant pursuant to a performance compensation award in the form of a cash bonus is $10,000,000.

Stock Appreciation Rights Stock appreciation rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of our 2010 Plan are satisfied, in tandem with all or part of any option granted under our 2010 Plan (“Related Rights”). Upon exercise thereof, the holder of a stock appreciation right would be entitled to receive from our Company an amount equal to the product of (i) the excess of the fair market value of our Common Stock on the date of exercise over the exercise price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right is exercised. The exercise price of a Free Standing Right shall be determined by our Committee, but shall not be less than 100% of the fair market value of our Common Stock on the date of grant of such Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option. A stock appreciation right may be settled, at the sole discretion of our Committee, in cash, shares of our Common Stock, or a combination thereof.

Change in Control In the event of a Change in Control (as defined in our 2010 Plan) of our Company, and either in or not in combination with another event such as a termination of the applicable Participant’s service by our Company without cause, unless otherwise provided in an Award agreement, all options and stock appreciation rights will become immediately exercisable with respect to 100% of the shares subject to such option or stock appreciation rights, and the restrictions will expire immediately with respect to 100% of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals). In addition, unless otherwise provided in an Award agreement, all incomplete Performance Periods in respect of a performance compensation award will end upon a Change in Control, and our Committee will (a) determine the extent to which performance goals with respect to each such Performance Period have been met, and (b) cause to be paid to the applicable Participant partial or full performance compensation awards with respect to performance goals for each such Performance Period based upon our Committee’s determination of the degree of attainment of performance goals or assuming that applicable “target” levels of performance have been attained or on such other basis as determined by our Committee. Further, in the event of a Change in Control, our Committee may in its discretion and upon advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of our Common Stock received or to be received by other Shareholders of our Company in the event.

In Fiscal Year 2015, the Board voted to amend this plan commencing with Fiscal Year 2016 to require a “double trigger” before shares would vest. This change will be applicable to new grants only. Grants outstanding before the Board approved the change will continue to be single trigger.

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Executive Compensation

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth information concerning option awards and share awards held by our NEOs as of July 31, 2016.

	OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (S)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)
Peter B. Orthwein	—	—	—	—	—		—

Robert W. Martin	—	—	—	—	58,456	[1]	$4,474,222

Colleen Zuhl	—	—	—	—	11,757	[2]	$899,881

Todd Woelfer	—	—	—	—	12,465	[3]	$954,071

Kenneth D. Julian	—	—	—	—	12,465	[4]	$954,071

(1) Mr. Martin received a restricted stock award of 10,041 shares on June 8, 2012, which vests on the anniversaries of the date of grant. The remaining 2,008 shares vest on the fifth anniversary of the date of grant. On September 7, 2012, Mr. Martin received a restricted stock award of 9,498 shares and the remaining shares that vest as follows: 1,899 shares on each of the fourth and fifth anniversaries of the date of grant. On August 1, 2013, Mr. Martin received a restricted stock unit award of 10,000 shares that vest in three equal annual installments commencing on October 1, 2014. Mr. Martin received a restricted stock unit award on October 9, 2013 of 21,262 shares; October 9, 2014 of 24,317 shares; and October 9, 2015 of 26,016 shares. These units vest in three equal annual installments commencing on the one year anniversary date of each of the awards respectively.

(2) Mrs. Zuhl received a restricted stock unit award of 2,126 units on October 9, 2013; an award of 4,863 units on October 9, 2014; and an award of 7,804 units on October 9, 2015. These units vest in three equal annual installments commencing on the one year anniversary date of each of the awards respectively.

(3) Mr. Woelfer received a restricted stock unit award on October 9, 2013 of 4,252 units; an award of 4,863 units on October 9, 2014; and 7,804 units on October 9, 2015. These units vest in three equal annual installments commencing on the one year anniversary date of each of the awards respectively.

(4) Mr. Julian received a restricted stock unit award of 4,252 units on October 9, 2013; an award of 4,863 units on October 9, 2014; and an award of 7,804 units on October 9, 2015. These units vest in three equal annual installments commencing on the one year anniversary date of each of the awards respectively.

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Executive Compensation

Option Exercises and Shares Vested in Fiscal Year 2016

There were no options exercised by our NEOs in Fiscal Year 2016. None of our NEOs own options and none were awarded in Fiscal Year 2016. The following table summarizes information regarding the vesting of share awards for each NEO in Fiscal Year 2016.

	OPTION AWARDS		STOCK AWARDS

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) [1]	Number of Shares Aquired on Vesting (#)	Value Realized on Vesting ($)
Peter B. Orthwein	—	—	—	—

Robert W. Martin	—	—	22,432	$1,252,621

Colleen Zuhl	—	—	2,748	$152,157

Todd Woelfer	—	—	3,037	$168,159

Kenneth D. Julian	—	—	4,697	$253,997

(1) Represents the amount realized based on the difference between the market price of the Company’s Common Stock on the date of exercise and the exercise price.

Non-Qualified Deferred Compensation for Fiscal Year 2016

The following table shows the contributions, earnings, and account balances for Fiscal Year 2016 for the NEOs participating in our Deferred Compensation Plan.

	Executive Contributions in Fiscal Year 2016 [1]	Registrant Contributions in Fiscal Year 2016	Aggregate Earnings in Fiscal Year 2016	Aggregate Withdrawls / Distributions	Aggregate Balance at 7/31/16
Colleen Zuhl	$37,000	—	$3,439	—	$94,902

Todd Woelfer	$58,056	—	$3,041	—	$107,495

Kenneth D. Julian	$28,446	—	$3,470	—	$108,933

(1) The amounts shown as contributions are also included in the amounts shown as Fiscal Year 2016 salary column of the Summary Compensation Table above.

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Executive Compensation

Summary of Deferred Compensation Plan

On December 9, 2008, our Board approved and adopted the amended and restated Thor Industries, Inc. Deferred Compensation Plan (our “Deferred Compensation Plan”), which was amended and restated primarily to comply with Section 409A of the Code. The general purpose of our Deferred Compensation Plan is to provide our eligible employees with the benefits of an unfunded, non-qualified deferred compensation program.

Under our Deferred Compensation Plan, participants may elect to defer portions of their salary and bonus amounts. The amounts are credited to the participant’s individual account, which is credited with earnings and losses based on the performance of certain investment funds selected by us and elected by the participant. The Company does not make any contributions to our Deferred Compensation Plan.

Participants are vested in their elective deferrals at all times. Vested benefits become payable under our Deferred Compensation Plan (i) upon the participant’s separation from service, (ii) upon the occurrence of a change in control, (iii) upon the participant’s death or disability, or (iv) in connection with a severe financial hardship due to an unforeseen emergency (but in this case amounts payable are limited to the amount necessary to satisfy the emergency plus anticipated taxes). In each case, payment will be made within ninety (90) days following the event triggering the payment unless the participant is determined by our Board to be a specified employee under Section 409A of the Code and the payment trigger is the participant’s separation from service, in which case the payment will be delayed for a period of six (6) months.

Prior to a participant’s attainment of age fifty-five (55), all benefits are paid in lump sum. Benefits paid following the participant’s attainment of age fifty-five (55) may be paid in lump sum or in equal installments not to exceed five (5) years, as elected by the participant in his or her initial election. Payments of amounts under our Deferred Compensation Plan are paid in cash from our general funds and any right to receive payments from us under our Deferred Compensation Plan will be no greater than the right of one of our unsecured creditors.

Our Compensation and Development Committee administers our Deferred Compensation Plan. Our Compensation and Development Committee has the ability to modify or terminate the plan, provided that any modification or termination does not adversely affect the rights of any participant or beneficiary as to amounts under the plan. Our Compensation and Development Committee also has the ability to terminate our Deferred Compensation Plan and accelerate the payments of all vested accounts in connection with certain corporate dissolutions or changes of control, provided that the acceleration is permissible under Section 409A of the Code. Our Deferred Compensation Plan is intended to comply with Section 409A of the Code.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AND AGREEMENTS WITH RESIGNING OFFICERS

Except for (i) potential payments under our Deferred Compensation Plan and (ii) the previously discussed lapsing of restrictions on certain restricted awards, as of July 31, 2016, there were no potential obligations owed to our NEOs or their beneficiaries under existing plans or arrangements, whether written or unwritten, in the event of a change in control or termination of employment, including because of death, disability, or retirement.

The Company has no employment or similar agreements with any NEO with provisions regarding severance or change in control benefits.

Our Deferred Compensation Plan provides for payment of the vested deferred amounts upon termination of employment and following a change in control. Under our Deferred Compensation Plan, if an NEO’s employment terminated on or before July 31, 2016, or if the NEO died or became disabled, the entire vested account balance (reported in the “Aggregate Balance at 7/31/16” column of the Non-Qualified Deferred Compensation table above) would be paid. A change in control would also trigger payment to the NEO.

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Proposal 4 –

Approval of the Thor Industries, Inc. 2016 Equity And Incentive Plan

We are asking our Shareholders to approve the terms of our Thor Industries, Inc. 2016 Equity and Incentive Plan (our “2016 Plan”). Your approval of the key terms of our 2016 Plan permits the Company to structure awards to certain NEOs under the 2016 Plan in a manner designed to assure that the awards will be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). We designed our 2016 Plan in a way that enables us to not only obtain and retain the services of the types of employees and directors who will contribute to our long-term success, but also provide incentives that are linked directly to increases in which will inure to the benefit of you, our Shareholders. Our Board approved our 2016 Plan on October 11, 2016, and we request that you do the same at our annual meeting.

As you read the summary of our 2016 Plan below, you will notice a major change in how it handles the vesting of awards in a change in control situation: our 2016 Plan establishes double trigger vesting which provides that vesting would occur only in the occurrence of both a Change in Control (as defined in the 2010 Plan) and a corresponding change in employment status, whereas our Thor Industries, Inc. 2010 Equity and Incentive Plan included single trigger vesting (amended in Fiscal Year 2016 to include double trigger vesting). We believe such a change further aligns the interests of our NEOs, management, and employees with those of our Shareholders.

A copy of our 2016 Plan is attached to this Proxy Statement as Appendix A. The description of our 2016 Plan that follows is qualified in its entirety by reference to our 2016 Plan that is attached.

Our 2016 Plan will be administered by our Board or a committee designated by our Board (our “Committee”). While we are a publicly traded company, our Committee may consist solely of two or more members of our Board who qualify as “outside directors” within the meaning of Section 162(m) of the Code, and as “non-employee directors” under Rule 16b-3 as promulgated under Section 16 of the Exchange Act. Our Committee will have the power and authority to select Participants (as defined below) in our 2016 Plan and grant Awards (as defined below) to such Participants pursuant to the terms of our 2016 Plan. In addition, our Committee will have the authority to (a) construe and interpret our 2016 Plan and apply its provisions, (b) promulgate, amend, and rescind the rules and regulations relating to the administration of our 2016 Plan, (c) authorize any person to execute, on behalf of our Company, any instrument required to carry out the purposes of our 2016 Plan, (d) delegate its authority to one or more officers of our Company with respect to Awards that do not involve certain executive officers of our Company, (e) determine when Awards are to be granted under our 2016 Plan and the applicable date of grant, (f) select those Participants to whom Awards shall be granted, (g) determine the number of shares of our Common Stock to be made subject to each Award, (h) determine whether each option is or is not intended to qualify as an incentive stock option, (i) prescribe the terms and conditions of each Award, (j) designate an Award (including a cash bonus) as a performance compensation award and select the performance criteria that will be used to establish the performance goals, (k) amend any outstanding Awards subject to certain limitations, (l) determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of our 2016 Plan, (m) make decisions with respect to outstanding

Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and (n) exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of our 2016 Plan. All decisions made by our Committee pursuant to the provisions of our 2016 Plan shall be final and binding on our Company and the Participants.

Subject to adjustment, the total number of shares of our Common Stock that will be available for the grant of Awards under our 2016 Plan may not exceed 2,000,000 shares; provided, that, for purposes of this limitation, any stock subject to an Award that is canceled, forfeited, or expires prior to exercise or realization will again become available for issuance under our 2016 Plan. Subject to adjustment, no Participant will be granted, during any one year period, options to purchase common stock or stock appreciation rights with respect to more than 1,000,000 shares of our Common Stock and no Participant will be granted, during any one year period, restricted stock or restricted stock units with respect to more than 2,000,000 shares of Common Stock. Stock available for distribution under our 2016 Plan will be authorized and unissued shares, treasury shares, or shares reacquired by our Company in any manner.

ELIGIBILITY

Awards may be granted to our employees and directors and those individuals whom our Committee determines are reasonably expected to become employees or directors following the date of the grant of the Award (“Participants”), provided that incentive stock options may be granted only to employees. Awards may be in the form of options (incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, performance compensation awards, and stock appreciation rights (collectively, “Awards”).

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Proposal 4 –

Approval of the Thor Industries, Inc. 2016 Equity And Incentive Plan

OPTIONS

Options may be granted as incentive stock options (stock options intended to meet the requirements of Section 422 of the Code) or nonstatutory stock options (stock options not intended to meet such requirements) and will be granted in such form and will contain such terms and conditions as our Committee deems appropriate. The term of each option will be fixed by our Committee but no incentive stock option may be exercisable after the expiration of ten years from the grant date; provided, that, in the case of incentive stock options granted to a 10% shareholder, the term of such option may not exceed five years from the grant date. The exercise price of each incentive stock option may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant; provided, that, in the case of incentive stock options granted to a 10% shareholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each nonstatutory stock option may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant. Our Committee will determine the time or times at which, or other conditions upon which, an option will vest or become exercisable. Payment in respect of the exercise of an option may be made in cash or by certified or bank check, or our Committee may, in its discretion and to the extent permitted by law, allow such payment to be made by surrender of unrestricted shares of Common Stock (with a fair market value equal to the exercise price) that have been held by the Participant for any period deemed necessary by our accountants to avoid an additional compensation charge, or by means of attestation whereby the Participant identifies for delivery specific shares of common stock that have a fair market value equal to the exercise price, or through a broker-assisted cashless exercise program, a net exercise method, or in any other form of legal consideration that may be acceptable to our Committee. A participant will have no rights as a shareholder with respect to the shares of Common Stock subject to an option (including the rights to receive dividends) unless and until that option is exercised

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Our Committee may award actual shares of our Common Stock (“Restricted Stock”) or hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of our Common Stock (“Restricted Stock Units”), which award may, but need not, provide that such Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of an obligation or for any other purpose for such period (the “Restricted Period”) as our Committee shall determine. Subject to the restrictions set forth in the Award, Participants who are granted Restricted Stock generally will have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock. Cash dividends and stock dividends with respect to Restricted Stock shall be withheld by our Company for the Participant’s account, and not paid by the Company unless and until the restrictions on the Restricted Stock have lapsed. Interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by our Committee. The cash dividends or stock dividends so withheld by our Committee and attributable to any particular share of Restricted Stock will be distributed to the Participant in cash or, at the discretion of our Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares. The Restricted Period shall commence on the date of the grant and end at the time or times set forth on a schedule established by our Committee in the applicable Award agreement. At the discretion of our Committee, cash dividends and stock dividends (“Dividend Equivalents”) also may be paid with respect to Restricted Stock Units which, if credited, shall be withheld for the Participant’s account and distributed upon the settlement of the Restricted Stock Unit. Such dividend equivalents shall not be paid by the Company unless and until the restrictions on the Restricted Stock Units have lapsed. If the Restricted Stock or the Restricted Stock Units, as applicable, are forfeited, the Participant shall have no right to such dividends, Dividend Equivalents, and/or interest (if any).

PERFORMANCE COMPENSATION AWARDS

Our 2016 Plan provides our Committee with the authority, at the time of grant of any Award (other than options and stock appreciation rights granted with an exercise price or grant price equal to or greater than the fair market value per share of stock on the date of the grant), to designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, our 2016 Plan provides our Committee with the authority to make an Award of a cash bonus to any Participant and

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Proposal 4 –

Approval of the Thor Industries, Inc. 2016 Equity And Incentive Plan

designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

During the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), which period may not be less than one fiscal quarter (the “Performance Period”), our Committee may, in its sole discretion, select which Participants will be eligible to receive performance compensation awards in respect of such Performance Period. Our 2016 Plan provides that, with regard to a particular Performance Period our Committee has full discretion to select the length of the Performance Period, the type(s) of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goal(s), the kind(s) and/ or level(s) of the performance goal(s) that is (are) to apply to our Company, and the performance formula to be applied against the relevant performance goal to determine, with regard to the performance compensation award of a particular Participant, whether all, some portion or none of the performance compensation award has been earned for the Performance Period.

The maximum performance compensation award payable to any one Participant under our 2016 Plan for a Performance Period is 2,000,000 shares of our Common Stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof, as determined by our Committee. If the performance compensation award is in the form of Restricted Stock or Restricted Stock Units, then the maximum performance compensation award payable to any one Participant for a Performance Period is 2,000,000 shares of our Common Stock. The maximum amount that can be paid in any calendar year to any Participant pursuant to a performance compensation award in the form of a cash bonus is $20,000,000.

Performance compensation awards shall be based on the attainment of specific levels of performance of our Company (or affiliate, division, or operational unit of our Company) and shall be limited to the following:

(a) net earnings or net income (before or after taxes);

(b) basic or diluted earnings per share (before or after taxes);

(c) net revenue or net revenue growth;

(d) gross revenue;

(e) gross profit or gross profit growth;

(f) net operating profit (before or after taxes);

(g) pre-tax profits (before or after LIFO adjustments);

(h) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(i) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(j) earnings before or after taxes, interest, depreciation and/or amortization;

(k) gross or operating margins;

(l) productivity ratios;

(m) share price (including, but not limited to, growth measures and total stockholders return);

(n) expense targets;

(o) margins;

(p) operating efficiency;

(q) objective measures of customer satisfaction;

(r)  working capital targets;

(s) measures of economic value added;

(t)  inventory control; and

(u) enterprise value.

STOCK APPRECIATION RIGHTS

Stock appreciation rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of our 2016 Plan are satisfied, in tandem with all or part of any option granted under our 2016 Plan (“Related Rights”). Upon exercise thereof, the holder of a stock appreciation right would be entitled to receive from our Company an amount equal to the product of (i) the excess of the fair market value of one share of our Common Stock on the date of exercise over the exercise price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right is exercised. The exercise price of a Free Standing Right shall be determined by our Committee, but shall not be less than 100% of the fair market value of one share of our Common Stock on the date of grant of such Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option. A stock appreciation right may be settled, at the sole discretion of our Committee, in cash, shares of our Common Stock, or a combination thereof. A stock appreciation right shall not entitle the Participant to receive any dividends declared on the Common Stock prior to the exercise of that stock appreciation right for shares of Common Stock.

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Proposal 4 –

Approval of the Thor

Industries, Inc. 2016 Equity

And Incentive Plan

CHANGE IN CONTROL

Our 2016 Plan provides that, unless otherwise provided in an Award agreement or pursuant to our 2016 Plan, or prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, upon the occurrence of a Change in Control, (a) all options and stock appreciation rights will become immediately exercisable unless such Awards are assumed, converted, replaced, or continued by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause (as defined in our 2016 Plan) or resignation for Good Reason (as defined in our 2016 Plan) within twenty-four (24) months following consummation of a Change in Control, all Awards so assumed, converted, replaced, or continued will become immediately exercisable, (b) all restrictions imposed on a restricted award or performance compensation award shall lapse unless such Awards are assumed, converted, replaced, or continued by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause or for Good Reason within twenty-four (24) months following consummation of a Change in Control, the restrictions on any Awards so assumed, converted, replaced, or continued shall lapse; and (c) the portion of all performance compensation awards that remain outstanding following the occurrence of a Change in Control shall be determined by applying actual performance from the beginning of the Performance Period through the date of the Change in Control using the performance formula to determine the amount of the payout or distribution rounded to the nearest whole share of Common Stock. Furthermore, the Committee may, in its sole discretion, provide that (x) all outstanding options and stock appreciation rights will be terminated upon the occurrence of a Change in Control and that each Participant will receive, with respect to each share of Common Stock subject to such options or stock appreciation rights, an amount in cash and/or shares of Common Stock equal to the excess of the fair market value of a share of Common Stock immediately prior to the occurrence of the Change in Control over the exercise price of the option or stock appreciation right and (y) options and stock appreciation rights outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the fair market value of a share of Common Stock as of the date of the Change in Control is less than the exercise price of the option or stock appreciation right.

AMENDMENT AND TERMINATION

Our Board at any time, and from time to time, may amend or terminate our 2016 Plan. However, except as provided otherwise in our 2016 Plan, no amendment shall be effective unless approved by the shareholders of our Company to the extent shareholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. Our Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that our Committee may not make any amendment which would otherwise constitute an impairment of the rights under any Award unless our Company requests the consent of the Participant and the Participant consents in writing.

ADJUSTMENTS

The maximum number of shares of our Common Stock which may be awarded under our 2016 Plan, and the number of shares and price per share applicable to any outstanding Award, are subject to adjustment in the event of stock splits, reverse stock splits, stock or extraordinary cash dividends, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization.

MARKET VALUE OF UNDERLYING SECURITIES

Our Common Stock underlies all of the options and other equity based awards to be awarded under our 2016 Plan. The market value of our Common Stock at the close of trading on October 10, 2016, as reported by the New York Stock Exchange, was $84.69 per share.

TERM

Our 2016 Plan will expire on October 10, 2026. Any awards previously granted under our 2016 Plan and outstanding subsequent to October 10, 2026, will continue to be governed by the provisions of our 2016 Plan.

PLAN BENEFITS TO BE RECEIVED

Benefits and amounts to be awarded under our 2016 Plan are not currently determinable.

The October 2016 awards, consistent with past practice, were made under the 2016 Plan subject to shareholder approval, and will be void if shareholders do not approve the 2016 Plan.

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Proposal 4 -

Approval of the Thor

Industries, Inc. 2016 Equity

And Incentive Plan

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain material U.S. federal income tax consequences relating to Awards under our 2016 Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of common stock purchased or granted pursuant to, or any other Award granted under, our 2016 Plan and does not describe any state, local or foreign tax consequences. Moreover, the federal income tax consequences to any particular individual may differ from those described herein by reason of, among other things, the particular circumstances of such individual. This summary is for general information only and does not constitute tax advice.

Nonstatutory Stock Options. An individual receiving nonstatutory stock options generally should not recognize taxable income at the time of grant. An individual should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on exercise of the nonstatutory stock options over the exercise price thereof. In general, subject to the limitations set forth in Sections 162(m) and 280G, discussed below, our Company is entitled to deduct from its taxable income the amount that the individual is required to include in ordinary income at the time of such inclusion. Additional special rules apply if an individual exercises a nonstatutory stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to our Company.

Incentive Stock Options. An individual granted an incentive stock option generally should not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. If the individual holds the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the individual, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of within the later of two years from the date of grant or one year from the date of exercise), an individual will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise over the exercise price thereof (or, if less, the amount realized on the subsequent disposition of the shares). Our Company is not entitled to any deduction on account of the grant of incentive stock options or the individual’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the individual, subject to the limitations set forth in Sections 162(m) and 280G, discussed below, in general, our Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the individual. Additional special rules apply if an individual exercises an incentive stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to our Company.

Stock Appreciation Rights. An individual receiving a stock appreciation right (“SAR”) generally should not recognize taxable income at the time of grant. Upon exercise of an SAR, an individual generally should recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. In general, our Company should be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162 (m) of the Code for compensation paid to certain executives designated in those sections.

Restricted Stock. An individual generally should not recognize ordinary income upon receipt of restricted stock. The individual generally should recognize ordinary income when the restricted stock is transferable by the individual or no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the individual should recognize ordinary income in an amount equal to the current fair market value of the shares. An individual may, however, elect to recognize ordinary income when the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. (Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act). In general, our Company should be able to deduct, at the same time as it is recognized by the individual, the amount of taxable compensation to the individual for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

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Proposal 4 –

Approval of the Thor

Industries, Inc. 2016 Equity

And Incentive Plan

Restricted Stock Units. An individual receiving a restricted stock unit award generally should not recognize taxable income at the time of grant. Rather, upon delivery of shares and/or cash, as applicable, pursuant to a restricted stock unit award, the individual generally should have taxable compensation equal to the fair market value of the number of shares (and/or the amount of cash) the individual actually receives with respect to the award. In general, our Company should be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

Section 162(m) Limitation. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer), subject to certain exceptions. Our 2016 Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, our 2016 Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards, and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162 (m) of the Code.

Section 280G of the Code. Under certain circumstances, the accelerated vesting or settlement of awards in connection with a Change in Control (as defined in our 2016 Plan) may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and our Company may be denied a federal income tax deduction.

The Board of Directors recommends that the Shareholders vote “FOR” the approval of our 2016 Plan

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Ownership of Common Stock

The following table sets forth information as of September 2, 2016, with respect to the beneficial ownership, as defined in Rule 13(d) under the Exchange Act, of our Common Stock by: (i) each person known by the Company to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table above; and (iv) all executive officers and directors of the Company as a group. As of September 2, 2016, there were 52,639,930 shares of Common Stock issued and outstanding, including 157,315 shares issuable under restricted stock units which will vest within sixty (60) days from September 2, 2016.

Name and Address of Beneficial Owner [1]	Beneficial Ownership [2] Number of Shares	Percent

Peter B. Orthwein	2,297,871[3]	4.4%

Robert W. Martin	64,561[4]	*

Colleen Zuhl	8,000[5]	*

Todd Woelfer	8,176[6]	*

Kenneth D. Julian	12,386[7]	*

Andrew E. Graves	9,039[8]	*

Wilson Jones	2,000[9]	*

J. Allen Kosowsky	9,000[10]	*

Alan Siegel	1,049,224[11]	2.0%

Jan H. Suwinski	14,000[12]	*

James L. Ziemer	7,000[13]	*

The Vanguard Group
100 Vanguard Blvd
Malvern, PA 19355	3,342,615[14]	6.4%

BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105	3,024,378[15]	5.8%

SouthernSun Asset Management, LLC
6070 Poplar Avenue, Suite 300
Memphis, TN 38119	2,650,454[16]	5.0%

All directors and executive officers as a group (eleven persons)	3,481,257[17]	6.6%

*	less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Thor Industries, Inc., 601 East Beardsley Avenue, Elkhart, Indiana 46514.

(2) Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them and such shares include restricted stock and restricted stock units which are currently exercisable or will become exercisable or vested within sixty (60) days from September 2, 2016.

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Ownership of Common Stock

(3) Includes 1,400,252 shares held directly; 66,840 shares owned by Mr. Orthwein’s wife; 30,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s half brother, of which Mr. Orthwein is a trustee; 332,368 shares owned for the account of The Indenture of Trust of Adolphus Busch Orthwein of which Mr. Orthwein is a co-trustee and of which the heirs of Mr. Orthwein’s father’s estate are beneficiaries; 44,711 shares held by a charitable annuity trust of which Mr. Orthwein and his wife are trustees and Mr. Or-thwein’s three youngest children are beneficiaries; 124,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s children for which Mr. Orthwein acts as a trustee; and 299,700 shares held in a trust of which Mr. Orthwein is sole trustee for his three youngest children as beneficiaries.

(4) Includes 33,456 shares held directly; 2,008 restricted shares of an award of 10,041 restricted shares granted on June 8, 2012; and 1,899 restricted shares of an award of 9,498 restricted shares granted on September 7, 2012 under our 2010 Plan, which vest in five (5) installments commencing on the one-year anniversary date of the award. All restricted shares include the right to vote upon grant. Also includes 3,334 restricted stock units of an award of 10,000 restricted stock units granted on August 1, 2013, under our 2010 Plan, the remaining vesting of shares occurs on October 1, 2016. Also includes 7,088 restricted stock units of a 21,262 restricted stock unit grant on October 9, 2013; 8,105 restricted stock units of a 24,317 restricted stock unit grant on October 9, 2014; 8,671 restricted stock units of a 26,016 restricted stock unit grant on October 9, 2015, under our 2010 Plan, which vests in three equal annual installments commencing on the one year anniversary date of the award.

(5) Includes 3,069 shares held directly; 710 restricted stock units of an award of 2,126 restricted stock units granted on October 9, 2013; 1,620 restricted stock units of an award of 4,863 restricted stock units granted on October 9, 2014; and 2,601 restricted stock units of an award of 7,804 restricted stock units granted on October 9, 2015, all grants under our 2010 Plan, which vests in three equal annual installments commencing on the one year anniversary date of the award.

(6) Includes 2,537 shares held directly; 1,418 restricted stock units of an award of 4,252 restricted stock units granted on October 9, 2013; 1,620 restricted stock units of an award of 4,863 restricted stock units granted on October 9, 2014; and 2,601 restricted stock units of an award of 7,804 restricted stock units granted on October 9, 2015, all grants under our 2010 Plan, which vests in three equal annual installments commencing on the one year anniversary date of the award.

(7) Includes 6,747 shares held directly; 1,418 restricted stock units of an award of 4,252 restricted stock units granted on October 9, 2013; 1,620 restricted stock units of an award of 4,863 restricted stock units granted on October 9, 2014; and 2,601 restricted stock units of an award of 7,804 restricted stock units granted on October 9, 2015, all grants under our 2010 Plan, which vests in three equal annual installments commencing on the one year anniversary date of the award.

(8) Consists of 8,039 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant.

(9) Consists of 1,000 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant.

(10) Consists of 8,000 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant.

(11) Consists of 8,224 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant. Also includes 1,040,000 shares owned by The Thompson Family Foundation of which Mr. Siegel is an officer and director and of which he may be deemed to have the shared power to direct the voting and disposition of such shares.

(12) Consists of 13,000 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant.

(13) Consists of 6,000 shares held directly and 1,000 restricted stock units awarded on October 9, 2015, under our 2010 Plan which vest on the anniversary of the date of grant.

(14) The number of shares listed for The Vanguard Group, Inc. is based on a Schedule 13F filed on August 10, 2016.

(15) The number of shares listed for BlackRock Fund Advisors is based on a Schedule 13F filed August 10, 2016 (represents combined BlackRock Fund Advisors and BlackRock Institutional Trust Company).

(16) The number of shares listed for SouthernSun Asset Management, LLC is based on a Schedule 13F filed on August 12,2016.

(17) Includes an aggregate of 49,407 restricted stock units which will vest within sixty (60) days from September 2, 2016.

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Additional Corporate

Governance Matters

Additional Corporate Governance Matters

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

We reimbursed Mr. Orthwein $78,000 in Fiscal Year 2016 for certain costs, including office rent and utilities for offices used by Mr. Orthwein.

Our Audit Committee is required to review and approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC. All such related party transactions must also be approved by the disinterested members of our Board if required by Delaware General Corporation Law. Through its review for Fiscal year 2016 activity, the Audit Committee identified no such transactions other than disclosed above.

SECTION 16(A) BENEFICIAL

OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require the filing of certain reports by officers, directors, and beneficial owners of more than ten percent (10%) of our securities with the SEC and the NYSE. Specific due dates have been established and we are required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to us, or written representations that no such filings were required, the Company believes that all filing requirements were satisfied by each of our officers, directors, and ten percent (10%) Shareholders during Fiscal Year 2016, except that the following filings were not made on a timely basis: (i) Mr. Martin, an executive officer and director, did not timely file a

Form 4 to report one transaction, and (ii) Mr. Jones, a director, did not timely file a Form 4 to report one transaction.

SHAREHOLDER PROPOSALS

Proposals by Shareholders that are intended to be presented at the 2017 Annual Meeting of Shareholders must be received by the Company on or before June 29, 2017, to be included in the Proxy Statement and form of proxy for the 2017 Annual Meeting of Shareholders.

Notice of a Shareholder proposal for the 2017 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 of the Exchange Act which is not received on or before August 29, 2017, will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with applicable requirements.

OTHER MATTERS

Management knows of no other matters that will be presented for consideration at the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors,

Todd Woelfer

Senior Vice President, General Counsel, and Corporate Secretary

October 27, 2016

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APPENDIX A

2016

Thor Industries, Inc. Equity and Incentive Plan

Appendix A

Thor Industries, Inc. 2016

Equity and Incentive Plan

1. Purpose; Eligibility.

1.1 GENERAL PURPOSE. The name of this plan is the Thor Industries, Inc. 2016 Equity and Incentive Plan (the “Plan”). The purpose of the Plan is to enable Thor Industries, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

1.2 ELIGIBLE AWARD RECIPIENTS. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates and any such parties who are reasonably expected to become Employees and Directors after the receipt of Awards.

1.3 AVAILABLE AWARDS. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Compensation Awards and (e) Stock Appreciation Rights.

2. Definitions.

2.1 “ADMINISTRATOR” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.2 “AFFILIATE” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3 “AWARD” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Compensation Award and a Stock Appreciation Right.

2.4 “AWARD AGREEMENT” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5 “BENEFICIAL OWNER” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.6 “BOARD” means the Board of Directors of the Company.

2.7 “CAUSE” means (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.8 “CHANGE IN CONTROL” shall mean:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act (a “Person”)) that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; or

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting

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Equity and Incentive Plan

power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any subsidiary, (ii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (iii) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this Section 2.8 or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such

Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

The foregoing notwithstanding, if an Award is subject to Section 409A of the Code, (and not excepted therefrom) and a Change in Control is a distribution event for purposes of the Award, the foregoing definition of Change of Control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if the event qualifies as a change in ownership or effective control of a corporation, or a change in ownership of a substantial portion of the assets of a corporation, as applicable within the meaning of Treas. Reg. § 1.409A- 3(i)(5).

2.9 “CODE” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.10 “COMMITTEE” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.11 “COMMON STOCK” means the common stock, $0.10 par value per share, of the Company.

2.12 “COMPANY” means Thor Industries, Inc. a Delaware corporation.

2.13 “CONTINUOUS SERVICE” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

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2.14 “COVERED EMPLOYEE” has the same meaning as set forth in Section 162(m)(3) of the Code.

2.15 “DATE OF GRANT” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

2.16 “DETRIMENTAL ACTIVITY” means: (a) violation of the terms of any agreement with the Company or any of its Affiliates concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s or its Affiliates’ confidential information to anyone outside the Company or its Affiliates, without prior written authorization from the Company or its Affiliates, or in conflict with the interests of the Company or its Affiliates, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company or its Affiliates; (c) failure or refusal to disclose promptly or assign to the Company or its Affiliates all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company or its Affiliates, relating in any manner to the interests of the Company or its Affiliates or the failure or refusal to do anything reasonably necessary to enable the Company or its Affiliates to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company or its Affiliates, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company or its Affiliates; (f) any attempt directly or indirectly to induce any Employee of the Company or its Affiliates to be employed or perform services or act in conflict with the interests of the Company or its Affiliates; (g) any attempt, in conflict with the interests of the Company or its Affiliates, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company or its Affiliates; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or its Affiliates.

2.17 “DIRECTOR” means a member of the Board.

2.18 “DISABILITY” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.19 “EFFECTIVE DATE” shall mean the date as of which this Plan is adopted by the Board.

2.20 “EMPLOYEE” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.21 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

2.22 “FAIR MARKET VALUE” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act and listed on the New York Stock Exchange shall be the closing price of a share of Common Stock on the New York Stock Exchange on such date, and thereafter (a) if the Common Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (b) in the absence of an established market for the Common Stock,

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the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.23 “FREE STANDING RIGHTS” has the meaning set forth in Section 7.3(a).

2.24 “GOOD REASON” means the occurrence, without the express written consent of the relevant Participant, of (i) a material diminution of such Participant’s duties or authority, (ii) any relocation, mandated by the Board or the board of directors of the Participant’s employer, of such Participant’s normal place of work to a place of work that is more than 50 miles from such Participant’s normal place of work, or (iii) any material reduction in such Participant’s base salary; provided, however, that “Good Reason” shall not be deemed to exist unless (x) such Participant immediately notifies the Company, in reasonable detail, of any facts or circumstances he or she believes constitutes Good Reason; (y) the Company fails to correct such facts or circumstances within 30 days of such notice; and (z) the Participant terminates his or her employment with the Company or his or her employer, as appropriate, within 10 days after the expiration of such 30-day period.

2.25 “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.26 “INCUMBENT DIRECTORS” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the

Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.27 “NEGATIVE DISCRETION” means the discretion authorized by the Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.2(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.28 “NON-EMPLOYEE DIRECTOR” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.29 “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

2.30 “OFFICER” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.31 “OPTION” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.32 “OPTION AGREEMENT” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.33 “OPTIONHOLDER” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.34 “OPTION EXERCISE PRICE” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

2.35 “OUTSIDE DIRECTOR” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

2.36 “PARTICIPANT” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.37 “PERFORMANCE COMPENSATION AWARD” means any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 7.2 of the Plan.

2.38 “PERFORMANCE CRITERIA” means the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the

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Equity and Incentive Plan

Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following:

(a) net earnings or net income (before or after taxes);

(b) basic or diluted earnings per share (before or after taxes);

(c) net revenue or net revenue growth;

(d) gross revenue;

(e) gross profit or gross profit growth;

(f) net operating profit (before or after taxes);

(g) pre-tax profits (before or after LIFO adjustments)

(h) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(i) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(j) earnings before or after taxes, interest, depreciation and/or amortization;

(k) gross or operating margins;

(l) productivity ratios;

(m) share price (including, but not limited to, growth measures and total stockholders return);

(n) expense targets;

(o) margins;

(p) operating efficiency;

(q) objective measures of customer satisfaction;

(r) working capital targets;

(s) measures of economic value added;

(t) inventory control; and

(u) enterprise value.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Administrator may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Administrator, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (m) above as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval.

2.39 “PERFORMANCE FORMULA” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

2.40 “PERFORMANCE GOALS” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:

(a) asset write-downs;

(b) litigation or claim judgments or settlements;

(c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d) any reorganization and restructuring programs;

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(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(f) acquisitions or divestitures;

(g) any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h) foreign exchange gains and losses; and

(i) a change in the Company’s fiscal year.

2.41 “PERFORMANCE PERIOD” means the one or more periods of time not less than one fiscal quarter in duration, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

2.42 “PLAN” means this Thor Industries, Inc. 2016 Equity and Incentive Plan.

2.43 “RELATED RIGHTS” has the meaning set forth in Section 7.3(a).

2.44 “RESTRICTED AWARD” means any Award granted pursuant to Section 7.1(a).

2.45 “RESTRICTED PERIOD” has the meaning set forth in Section 7.1(a).

2.46 “RULE 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.47 “SAR EXERCISE PRICE” has the meaning set forth in Section 7.3(b).

2.48 “SECURITIES ACT” means the Securities Act of 1933, as amended.

2.49 “STOCK APPRECIATION RIGHT” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.50 “STOCK FOR STOCK EXCHANGE” has the meaning set forth in Section 6.4.

2.51 “TEN PERCENT STOCKHOLDER” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 ADMINISTRATION BY BOARD. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2 POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to select and grant to Participants Awards pursuant to the terms of the Plan.

3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan and the applicable Date of Grant; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals; (k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent; (l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter

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than the periods generally applicable to Employees under the Company’s employment policies; (m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and (o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan. The Administrator also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5 THE COMMITTEE.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Registered. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however,

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that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

Subject to adjustment in accordance with Section 12, the total number of shares of Common Stock that shall be available for the grant of Awards under the Plan shall not exceed 2,000,000 of which a maximum of 2,000,000 shares can be awarded as Restricted Awards; provided, that, for purposes of this limitation, any Common Stock subject to an Option or Award that is canceled, forfeited or expires prior to exercise or realization, shall again become available for issuance under the Plan. Subject to adjustment in accordance with Section 12, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock or Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock or any other Awards with respect to more than 2,000,000 shares of

Common Stock. The aggregate grant date fair value of Awards that may be granted during any fiscal year to any non-employee director shall not exceed $500,000. Stock available for distribution under the Plan shall be authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. Notwithstanding anything to the contrary contained herein: (i) shares tendered in payment of an Option shall not be added to the aggregate plan limit described above; (ii) shares withheld by the Company to satisfy any tax withholding obligation shall not be added to the aggregate plan limit described above; and (iii) all shares covered by a Stock Appreciation Right or other Awards, whether or not shares of Common Stock are actually issued to the Participant upon exercise or settlement of the Award, shall be considered issued or transferred pursuant to the Plan. All shares reserved for issuance under the Plan may be used for Incentive Stock Options. No fractional shares of Common Stock may be issued.

5. Eligibility.

5.1 ELIGIBILITY FOR SPECIFIC AWARDS. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors and those individuals whom the Administrator determines are reasonably expected to become Employees and Directors following the Date of Grant.

5.2 TEN PERCENT STOCKHOLDERS.

A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 DIRECTORS. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 TERM. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value

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of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION.

The Option Exercise Price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 CONSIDERATION. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the

Participant identifies for delivery specific shares of Common Stock that have a Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise, or (iv) in any other form of legal consideration that may be acceptable to the Administrator. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan.

6.5 TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a permitted transferee, as hereinafter defined, upon written approval by the Administrator to the extent provided in the Option Agreement. A permitted transferee means: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such

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Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 VESTING GENERALLY. The Option may vest only after the expiration of a minimum one-year period from the date of award. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8 TERMINATION OF CONTINUOUS SERVICE. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her

Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement; provided, that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

6.9 EXTENSION OF TERMINATION DATE. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 DISABILITY OF OPTIONHOLDER.

Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11 DEATH OF OPTIONHOLDER.

Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12 INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

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6.13 NO RIGHTS AS A STOCKHOLDER. An Optionholder has no rights as a stockholder with respect to the shares of Common Stock subject to an Option (including the rights to receive dividends) unless and until the Option is exercised.

7. Provisions of Awards Other Than Options.

7.1 RESTRICTED AWARDS

(a) General.

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (a) an escrow agreement satisfactory to the Administrator, if applicable and (b) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided, that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and not paid by the Company unless and until the restrictions on the Restricted Stock have lapsed. Interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. The cash dividends or stock dividends so withheld by the Administrator and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends or interest (if any).

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Administrator, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and not paid by the Company unless and until the restrictions on the Restricted Stock Units have lapsed. Interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents or interest (if any).

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration

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of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Administrator shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the Restricted Stock or

Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Administrator in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.1(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.1(b)(ii) hereof and the interest thereon or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.2 PERFORMANCE COMPENSATION AWARDS.

(a) General. The Administrator shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).

(b) Eligibility. The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive

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Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.2. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Administrator with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.2(c) and record the same in writing.

(d) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, or as otherwise provided in Section 12, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Except as provided in Section 12, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period. Except as provided in Section 7.1(b), a Performance Compensation Award shall not entitle the Participant to receive any dividends paid during the Performance Period on shares of Common Stock that may be issued in settlement of a Performance Compensation Award.

(iii) Certification. Following the completion of a Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Administrator shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.2(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Section 7.2(d)(vi) of the Plan.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.2.

(vi) Maximum Award Payable.

Notwithstanding any provision contained in this Plan to the contrary, the maximum

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Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 2,000,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Administrator. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.2(a) shall be $20,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Administrator or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

7.3 STOCK APPRECIATION RIGHTS.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3 (b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right does not provide for the deferral of compensation within the meaning of Section 409A of the Code. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3 (b) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3 (b) are satisfied.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by

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the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request. Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) A Stock Appreciation Right shall not entitle the Participant to receive any dividends declared on the Common Stock prior to the exercise of a Stock Appreciation Right for shares of Common Stock.

8. Covenants of the Company.

8.1 AVAILABILITY OF SHARES. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

8.2 SECURITIES LAW COMPLIANCE. Each Option Agreement and Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 ACCELERATION OF EXERCISABILITY AND VESTING. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 STOCKHOLDER RIGHTS. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no

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Thor Industries, Inc. 2016

Equity and Incentive Plan

adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 TRANSFER, APPROVED LEAVE OF ABSENCE. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

10.5 INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

10.6 WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock.

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.2(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award in the event of changes in the outstanding Common Stock

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Thor Industries, Inc. 2016

Equity and Incentive Plan

or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award. Any adjustment in Incentive Stock Options under this Section 11 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h) (3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or otherwise result in a violation of Section 409A of the Code. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Administrator determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Notwithstanding the above, in the event of any of the following: (i) the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity or outstanding Awards are not to be assumed upon consummation of the proposed transaction; (ii) all or substantially all of the assets of the Company are acquired by another person; (iii) the reorganization or liquidation of the Company; or (iv) the Company shall enter into a written agreement to undergo an event described in clause (i), (ii) or (iii) above, then the Administrator may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 11 may be varied by the Administrator in any particular Award Agreement.

12. Change in Control, Cash-Out and Termination of Underwater Options and Stock Appreciation Rights.

12.1 CHANGE IN CONTROL. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 12.2 hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) any and all outstanding Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable unless such Awards are assumed, converted, replaced or continued by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause or resignation for Good Reason within twenty-four (24) months following consummation of a Change in Control, any Awards so assumed, converted, replaced or continued will become immediately exercisable;

(b) any restriction imposed on a Restricted Award or Performance Compensation Award shall lapse unless such Awards are assumed, converted, replaced or continued by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause or resignation for Good Reason within twenty-four (24) months following consummation of a Change in Control, the restrictions on any Awards so assumed, converted, replaced or continued shall lapse; and

(c) the portion of any and all Performance Compensation Awards that remain outstanding following the occurrence of a Change in Control shall be determined by applying actual performance from the beginning of the Performance Period through the date of the Change in Control using the Performance Formula to determine the amount of the payout or distribution rounded to the nearest whole share of Common Stock. Notwithstanding the foregoing, if the Change in Control occurs prior to the end of a Performance Period for an Award, the Performance Formula shall generally be adjusted to take into account the shorter period of time available to achieve the Performance Goals. If a quantitative Performance Formula for the entire Performance Period has been determined by the Company by adding together one or more Performance Goals for multiple time periods within the Performance Period (each a “subperiod”), then the adjusted Performance Formula for a given level of performance shall be equal to the sum of (1) the Performance Goals for each completed subperiod for such level of performance and (2) a prorated Performance Goal (determined by the number of days in such subperiod falling on or before the occurrence of the Change in Control divided by the total number of

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Thor Industries, Inc. 2016

Equity and Incentive Plan

days in such subperiod) for such level of performance for each subperiod not completed on or before the occurrence of the Change in Control. If there are no subperiods, then the quantitative Performance Formula shall be prorated by taking the Performance Goal for each specified level of performance for the entire Performance Period and multiplying it by a fraction, the numerator of which is the number of days in the Performance Period falling on or before the occurrence of the Change in Control and the denominator of which is the total number of days in the Performance Period. Qualitative Performance Goals shall not be adjusted. In the unlikely event that the Company is unable to substantially adjust the target Performance Goal(s) for an Award as set forth above, then the portion of such Award that shall remain outstanding shall be based on the assumption that the target level of performance for each Performance Goal for the entire Performance Period has been achieved.

The portion of the Award that remains outstanding following the occurrence of a Change in Control as determined in the preceding paragraph shall vest in full at the end of the Performance Period set forth in such Award so long as the Participant’s employment (or if the Participant is a Director, service) with the Company or one of its subsidiaries does not terminate until the end of the Performance Period. Notwithstanding the foregoing, such portion shall vest in full upon the earliest to occur of the following events: (1) the termination of the Participant by the Company without Cause, (2) the refusal of the continuing entity to assume, convert, replace or continue the Award, or (3) the resignation of the Participant for Good Reason.

12.2 CASH-OUT AND TERMINATION OF UNDERWATER OPTIONS/SARS. The Committee may, in its sole discretion, provide that (a) all outstanding Options and Stock Appreciation Rights shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each share of Common Stock subject to such Options or Stock Appreciation Rights, an amount in cash and/or shares of Common Stock equal to the excess of the Fair Market Value of a share of Common Stock immediately prior to the occurrence of the Change in Control over the exercise price of the Option or Stock Appreciation Right; and (b) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a share of Common Stock as of the date of the Change in Control is less than the exercise price of the Option or Stock Appreciation Right.

13. Amendment of the Plan and Awards.

13.1 AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/ or Awards granted under it into compliance therewith.

13.4 NO IMPAIRMENT OF RIGHTS. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 AMENDMENT OF AWARDS. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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Thor Industries, Inc. 2016

Equity and Incentive Plan

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

14. General Provisions.

14.1 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.

14.2 RECAPITALIZATIONS. Each Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.3 DELIVERY. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4 OTHER PROVISIONS. The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5 CANCELLATION AND RESCISSION OF AWARDS FOR DETRIMENTAL ACTIVITY.

(a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.16.

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.16.

(c) In the event a Participant engages in Detrimental Activity described in Section 2.16 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.6 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.7 SECTION 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.7, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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Thor Industries, Inc. 2016

Equity and Incentive Plan

14.8 SECTION 162(M). To the extent the Administrator issues any Award that is intended to be exempt from the application of Section 162(m) of the Code, the Administrator may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to any such Award.

15. Effective Date of Plan.

The Plan shall become effective as of the Effective Date, but each Award granted shall be conditioned upon approval of the Plan by the stockholders of the Company, and if such approval has not been given within twelve (12) months after the date the Plan is adopted by the Board, each Award granted prior to such approval shall be canceled and of no further effect.

16. Termination or Suspension of the Plan.

The Plan shall terminate automatically on October 10, 2026. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Unless the Company determines to submit Section 7.2 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.2 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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AIRSTREAM
THOR
INDUSTRIES
Thor Industries, Inc.
601 East Beardsley Avenue
Elkhart, IN 46514-3305
thorindustries.com
adventure, inspired by AIRSTREAM
Bison COACH
CROSSROADS
GENUINE
CRUISER RV
TRAILER
DRV
Luxury Suites
Dutchmen
ENTEGRA COACH
HEARTLAND
Highland RIDGE RV
Jayco
Keystone RV
Company
K EST. 1972
Livin’ Lite
recreational vehicles
Postle
Aluminum
REDWOOD
RESIDENTIAL VEHICLES
STARCRAFT
THOR
MOTOR COACH
VENTURE

THOR INDUSTRIES, INC. ATTN: W. TODD WOELFER 601 EAST BEARDSLEY AVENUE ELKHART, IN 46514

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1. Election of Directors

Nominees
01 Peter B. Orthwein 02 Robert W. Martin 03 James L. Ziemer
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THOR INDUSTRIES, INC.

Annual Meeting of Shareholders

December 9, 2016 1:00 PM EST

This proxy is solicited by the Board of Directors

The undersigned shareholder of Thor Industries, Inc. hereby appoints Peter B. Orthwein and W. Todd Woelfer, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THOR INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 1:00 PM, EST on December 9, 2016, at Park Avenue Armory 643 Park Avenue, New York, NY 10065, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side